Registration Nos.: 2-15184
                                                                         811-881

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  |  X  |

Pre-Effective Amendment No.                                              |     |


Post-Effective Amendment No. 116                                         |  X  |

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          |  X  |

Amendment No. 57                                                         |  X  |

                             LIBERTY FUNDS TRUST III
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02lll
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617-426-3750
                                  ------------
              (Registrant's Telephone Number, including Area Code)

Name and Address
of Agent for Service                            Copy to
--------------------                            -------------------
William J. Ballou, Esq.                         John M. Loder, Esq.
Colonial Management                             Ropes & Gray
 Associates, Inc.                               One International Place
One Financial Center                            Boston, Massachusetts 02110-2624
Boston, Massachusetts  02111

It is proposed that the filing will become effective (check appropriate box):

[   X   ]  immediately upon filing pursuant to paragraph (b)

[       ]  on (date) pursuant to paragraph (b)

[       ]  60 days after filing pursuant to paragraph (a)(1)

[       ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[       ]  75 days after filing pursuant to paragraph (a)(2)

[       ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[       ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Liberty Select Value Fund

Class S Shares

Prospectus
Nov. 1, 2000

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please keep this prospectus as your reference manual.

XX       The Fund

XX       Financial Highlights

XX       Your Account
                  Purchasing Shares
                  Opening an Account
                  Determining Share Price
                  Selling Shares
                  Exchanging Shares
                  Fund Policy on Trading of Fund Shares
                  Reporting to Shareholders
                  Dividends and Distributions

XX       The Fund's Management
                  Investment Advisor
                  Portfolio Managers

The Fund

Investment Goal  The Fund seeks long-term growth.


Principal Investment Strategies The Fund invests, under normal market conditions, primarily in middle capitalization stocks. Middle capitalization stocks are stocks with market capitalizations between $400 million and the largest stock in the Russell Mid Cap Index at the time of purchase. In addition, any stock that is a member of the S&P Midcap 400 Index is considered a middle capitalization stock.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's goal or investment strategies.


-----------------------------------------------------------------------------
[callout]
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UNDERSTANDING VALUE INVESTING
-----------------------------------------------------------------------------
In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fact-based, quantitative analysis supported by fundamental business and financial analyses.

[/callout]

Principal Investment Risks
         The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

         Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.


         Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.


         The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.


         Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.


         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


         Who Should Invest in the Fund?

         You may want to invest in the Fund if you:
o        want a fund that emphasizes midcap companies

o want a fund that typically invests in companies with value characteristics
o        are a long-term investor


         The Fund is not appropriate for investors who:

o want to avoid the risk and volatility associated with stock market investing
o        are saving for a short-term investment
o        need regular current income

Fund Performance
         The following charts show the Fund's Class A shares, the oldest existing fund class, performance for the past 10 calendar years through Dec. 31, 1999. The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

         Year-by-Year Total Returns


         Year-by-year calendar total returns show the Fund's Class A shares, excluding sales charges, volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart]
-------------------------------------------------------------------------------

                                           YEAR-BY-YEAR TOTAL RETURNS(a)
---------- --------- --------- ---------- ---------- --------- ---------- --------- ---------- --------- ----------
      50%
      40%

      30%            34.09                                     38.00                33.20
      20%                                                                 20.47
      10%                        11.00      9.99                                                 14.36     9.11
       0%                                             -2.66
     -10%  -10.66
     -20%

---------- --------- --------- ---------- ---------- --------- ---------- --------- ---------- --------- ----------
---------- --------- --------- ---------- ---------- --------- ---------- --------- ---------- --------- ----------
           1990      1991      1992       1993       1994      1995       1996      1997       1998      1999
---------- --------- --------- ---------- ---------- --------- ---------- --------- ---------- --------- ----------
[/bar chart]


The Fund's year-to-date total return through Sept. 30, 2000, was +13.01%. For period shown on the chart above:

Best quarter:  1st quarter 1991, +20.19%
Worst quarter:  3rd quarter 1990, -19.69

         Average Annual Total Returns


         Average annual total returns measure the Fund's performance over time. The average annual total returns show how the Fund's Class A shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The Standard & Poor's Midcap 400 Index (S&P Index), an unmanaged index, tracks the performance of middle capitalization U.S. stocks. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.



                           AVERAGE ANNUAL TOTAL RETURNS(a)
                                          Periods ending Dec. 31, 1999
                                  ...........................................
                                          1 yr          5 yr           10 yr
------------------------------------ ------------ ------------- ----------------
Class A Shares                             2.84%       21.10%         14.00%
S&P Index                                 14.72%       23.05%         17.32%



(a) Because Class S shares have not completed a full calendar year, the bar chart and average annual total returns shown are for Class A shares, the oldest existing fund class.


Your Expenses This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.




                      ESTIMATED ANNUAL FUND OPERATING EXPENSES(b)
        (expenses that are deducted from Fund assets)

        ........................................................... ...........

        Management fees                                                 0.70%
        Distribution (12b-1) fees                                       None
        Other expenses(c)                                               0.38%

        ----------------------------------------------------------- -----------
        Total annual fund operating expenses                            1.08%


              (b) There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

              (c) "Other expenses" are estimated based on the annual operating expenses of the Fund's Class A, B, C and Z shares.

         Expense Example

         This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

o        $10,000 initial investment
o        5% total return each year

o       the Fund's operating expenses remain constant as a percent of net assets
o       redemption at the end of each time period
o       reinvestment of all dividends and distributions



         Your  actual  costs may be  higher or lower  because  in  reality  fund
         returns  and  operating  expenses  change.   Expenses  based  on  these
         assumptions are:


                                 EXPENSE EXAMPLE
                                      1 yr      3 yrs      5 yrs       10 yrs
---------------------------------- --------- ---------- ----------- ------------
---------------------------------- --------- ---------- ----------- ------------

                                      $110      $343       $595        $1,317

Financial Highlights


         The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the last five fiscal years. The Fund's fiscal year runs from November 1 to October 31. The total returns in the tables represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables has been derived from the Fund's financial statements and reflects the financial results for a single Fund share. PricewaterhouseCoopers LLP, independent auditors, audits this information and issues a report that appears in the Fund's annual report along with the financial statements. Information for the period ended April 30, 2000 is unaudited. To request the annual report, please call 800-338-2550. As of the date of this prospectus, no Class S shares had been issued; therefore, the financial highlights shown are for Class A shares, which are not available in this prospectus.


THE FUND

PER SHARE DATA


                                                      unaudited
                                                   For Period ended
                                                      April 30,                      For years ended October 31,
                                                ------------------- -------------------------------------------------------------
                                                       2000            1999         1998         1997        1996        1995
                                                     Class A         Class A      Class A      Class A      Class A     Class A

Net asset value, beginning of period                   $21.930      $20.170      $20.430      $18.040     $16.140     $14.020

Income from investment operations

Net investment income(loss)(a)                         (0.003)      (0.031)       (0.047)     (0.002)       0.043       0.174
Net realized and unrealized gain (loss)
on investments and futures transactions                  3.424        2.511        1.637        4.575       3.162       3.326
Total income from investment                             3.421        2.480        1.590        4.573       3.205       3.500
operations

 Less Distributions Declared to Shareholders           ---          ---          ---          ---          (0.042)     (0.165)
Net investment income

In excess of net investment income                     ---          ---          ---          ---          (0.023)    ---
From net realized gains                                 (2.271)      (0.720)      (1.850)      (2.183)     (1.240)     (1.215)
Total Distributions declared to Shareholders

                                                        (2.271)      (0.720)      (1.850)      (2.183)     (1.305)     (1.380)

Net asset value, end of period                         $23.080      $21.930      $20.170      $20.430     $18.040     $16.140

Ratio of net expenses to average                       1.29%(d)        1.32%        1.32%         1.03%      1.17%       1.12%
net assets (b)
Ratio of net investment income (loss)
to average net assets(b)                             (0.01)%(d)      (0.14)%      (0.23)%       (0.01)%      0.25%       1.24%
Portfolio turnover rate                                  34%(e)          67%          32%           63%       100%         92%
Total return(c)                                          16.86%       12.48%        7.95%        28.29%     21.28%      28.44%


Net assets, end of period (000's)                      $409,166     $398,255     $373,092     $340,479    $255,911    $194,393

(a)     Per share data was calculated using the average shares outstanding during the period.
(b)     The benefits derived from custody credits and directed brokerage arrangements had no impact.
(c)     Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)     Annualized.
(e)     Not Annualized.

Your Account

Purchasing Shares
         You will not pay a sales charge when you purchase Fund shares.
         Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange
         (NYSE)--usually 4 p.m. Eastern time--your purchase is effective on the next business day.

         Purchases through Third Parties

         If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

         If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

         Conditions of Purchase

         An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe CounselorSM program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

                                          ACCOUNT MINIMUMS
                                               Minimum to Open an         Minimum        Minimum
Type of Account                                     Account               Addition       Balance
--------------------------------------------- ---------------------- ----------------- ----------------

Regular                                               $2,500                $100           $1,000

Custodial (UGMA/UTMA)                                 $1,000                $100           $1,000

Automatic Investment Plan                             $1,000                 $50               --

Roth and Traditional IRA                                $500                 $50             $500

Educational IRA                                         $500                 $50*            $500

       *Maximum $500 contribution per calendar year per child.

         Opening an Account

                                OPENING OR ADDING TO AN ACCOUNT
                          BY MAIL:                                      BY WIRE:
------------------------- --------------------------------------------- ----------------------------------------------

Opening an Account        Complete the application.                     Mail your application to the address listed
                          Make check payable to the                     on the left, then call 800-338-2550 to
                          Fund.                                         obtain an account number.  Include your
                                                                        Social Security Number.  To wire funds, use
                          Mail application and check to:                the instructions below.
                              SteinRoe Services Inc.
                              P.O. Box 8900
                              Boston, MA 02205

Adding to an Account      Make check payable to the                       Wire funds to:
                          Fund.  Be sure to write your account             BankBoston
                          number on the check.                             ABA:  011000390
                                                                           Attn: SSI, Account No. 98227776
                          Fill out investment slip (stub from your         Fund No.329; Liberty Select Value Fund
                          statement or confirmation) or include a          Your name (exactly as in the
                          note indicating the amount of your                  registration).
                          purchase, your account number, and the name      Fund account number.
                          in which your account is registered.

                          Mail check with investment slip or note to the address above.




                                         OPENING OR ADDING TO AN ACCOUNT
                     BY ELECTRONIC FUNDS TRANSFER:          BY EXCHANGE:                      THROUGH AN
                                                                                              INTERMEDIARY:
-------------------- -------------------------------------- --------------------------------- ------------------------

Opening an Account   You cannot open a new account via      By mail, phone, or                Contact your financial
                     electronic transfer.                   automatically (be sure to elect   professional.
                                                            the Automatic Exchange
                                                            Privilege on your application).

Adding to an         Call 800-338-2550 to make your         By mail, phone, or                Contact your financial
Account              purchase.  To set up prescheduled      automatically (be sure to elect   professional.
                     purchases,  be sure to  elect  the     the Automatic  Exchange
                     Automatic  Investment  Plan            Privelege on your application)
                     (Stein Roe Privilege AssetSM
                      Builder) option on your application.


        All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.

Determining Share Price
         The  Fund's  Class S share  price is its net asset
         value  next determined. Net asset value is the difference between the
         values of the Fund's  assets  and  liabilities   divided  by  the
         number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE--normally 4 p.m. Eastern time. If you place an order after that time, you receive the share price determined on the next business day.

         The Fund determines its net asset value for its Class S shares by dividing total net assets attributable to Class S shares by the number of Class S shares outstanding. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day.

         We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

Selling Shares You may sell your shares any day the Fund is open for business. Please follow the instructions below.

                                                 SELLING SHARES

BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.


BY PHONE:                  You may sell your shares by  telephone  and
                           request that a check be sent to your address of record by calling 800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account unless you decline it on your application.


BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC TRANSFER:    Fill out the appropriate areas
                           of the account application for this feature. To request an electronic transfer (not less than $50;
                           not more than $100,000), call 800-338-2550. We will
                           transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated
                           Clearing House.

BY EXCHANGE:               Call 800-338-2550 to exchange any portion of your
                           Fund shares for other Class S shares or shares in any other Stein Roe no-load fund.


BY AUTOMATIC EXCHANGE:     Fill out the appropriate areas
                           of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from the Fund for investment in other Class S shares or another Stein Roe no-load fund.


         What You Need to Know When Selling Shares

         Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

         The Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

         We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.


         We use procedures reasonably designed to confirm that telephone instructions are genuine. These may include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.


         If the amount you redeem is in excess of the lesser of (1)  $250,000 or
         (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

         Involuntary Redemption

         If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

         Low Balance Fee

         Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.


Exchanging Shares
         You may exchange Fund shares for shares of other Class S shares or other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.


         The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

         An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

         We may change, suspend or eliminate the exchange service after notification to you.

         Generally, we limit you to four telephone exchange "roundtrips" per year. A roundtrip is an exchange out of a Fund into other Class S shares or another Stein Roe no-load fund and then back to that Fund.

Fund Policy on Trading of Fund Shares
         The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

Reporting to Shareholders
         To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Dividends and Distributions
         The Fund declares dividends semiannually and any capital gains (including short-term capital gains) at least annually.

         A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

         A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

         When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.

-----------------------------------------------------------------------------
[callout]
------------------------------------------------------------------------------
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
o        by check
------------------------------------------------------------------------------
------------------------------------------------------------------------------
o        by electronic transfer into your bank account
------------------------------------------------------------------------------
------------------------------------------------------------------------------
o        a purchase of shares of another Stein Roe fund
------------------------------------------------------------------------------
------------------------------------------------------------------------------
o        a purchase of shares in a Stein Roe fund account of another person
------------------------------------------------------------------------------
------------------------------------------------------------------------------
[/callout]
------------------------------------------------------------------------------

         If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

         Tax Consequences

         You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

         TRANSACTION                              TAX STATUS
-------------------------------------------- ---------------------------
Income dividend                                 Ordinary income

Short-term capital gain distribution            Ordinary income

Long-term capital gain distribution             Capital gain

Sale of shares owned one year or less           Gain is ordinary income;
                                                loss is subject to special rules

Sale of shares owned more than one year         Capital gain or loss
-------------------------------------------  ------------------------------

         In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

         This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

The Fund's Management


Investment Advisor Colonial Management Associates, Inc. (Colonial), One Financial Center, Boston, Massachusetts 02111-2621, manages the Fund's day-to day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2000, Colonial managed over $15 billion in assets. For the fiscal year ended October 31, 1999, the Fund paid aggregate fees of 0.70% of average net assets to Colonial.


Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory business of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC
(LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.

PORTFOLIO MANAGERS

Daniel K. Cantor, a senior vice president of Colonial, has been co-manager of the Fund since August, 2000. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995.

Jeffrey Kinzel, a senior vice president of Colonial, has co-managed the Fund since August, 2000. He joined Stein Roe in 1991 and has served as a senior equity analyst and core portfolio team member in addition to his portfolio management responsibilities.

For More Information

You can obtain more information about the Fund's investments in their semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive

Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.

Investment Company Act file number:
 Liberty Funds Trust III:  811-881
o        Liberty Select Value Fund

                      LIBERTY FUNDS DISTRIBUTOR, INC.


LIBERTY SPECIAL FUND PROSPECTUS, NOVEMBER 1, 2000

CLASS I SHARES

Advised by Crabbe Huson Group, Inc.


Class I shares may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with the Fund and which invest a minimum of $1 million.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not FDIC     May Lose Value
Insured      No Bank Guarantee


TABLE OF CONTENTS
THE FUND                                   2

Investment Goal .......................    2

Principal Investment Strategies .......    2

Principal Investment Risks ............    3

Performance History ...................    5

Your Expenses .........................    6


YOUR ACCOUNT                               7

How to Buy Shares .....................    7

How to Exchange Shares ................    8

How to Sell Shares ....................    8

Fund Policy on Trading of Fund Shares .   10

Other Information About Your Account ..   10


MANAGING THE FUND                         13

Investment Advisor ....................   13

Portfolio Managers ....................   13


FINANCIAL HIGHLIGHTS                      14

THE FUND

UNDERSTANDING CONTRARIAN INVESTING

The contrarian approach puts primary emphasis on security price, balance sheet and the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The basic value contrarian approach is based on the advisor's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. The Fund attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value.

INVESTMENT GOAL

The Fund seeks significant long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 75% of its assets in securities of companies that have small (under $1 billion) to medium (from $1 billion to $3 billion) market capitalizations. In managing the Fund, the advisor follows a basic value contrarian approach in selecting stocks for its portfolio.


In selecting investments for the Fund, the advisor purchases primarily U.S. stocks that represent more aggressive investments than the U.S. equity market as a whole. The Fund may sell securities short when the advisor believes that the price of a particular security that the Fund does not own will decline in price.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.





                                                                               2


THE FUND

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

                                                                               3


THE FUND

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                               4


THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. It includes the effects of Fund expenses. The table shows Class A share returns with sales charges.



The Fund's return is compared to the Russell 2000 Index (Russell Index), an unmanaged index that tracks the performance of small capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Morningstar Pacific/Asia ex-japan Stock category (Morningstar Average). This Morningstar average which is calculated by Morningstar, Inc., is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar, Inc. does not warrant their information to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of the averages and has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares since Class I shares have been in existence for less than one year. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

Year
1990         3.82%
1991        17.08%
1992        33.38%
1993        34.54%
1994        11.72%
1995        10.79%
1996         5.92%
1997        11.28%
1998       -42.85%
1999         8.14%


                                                For period shown in bar chart:
The Fund's year-to-date total return through    Best quarter: 2nd quarter 1999, 29.61%
September 30, 2000 was 22.11%.                  Worst quarter: 3rd quarter 1998, -33.61%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999(1)

                   INCEPTION
                     DATE       1 YEAR      5 YEARS    10 YEARS
Class A (%) (1))    4/09/87      1.92         -5.32       6.37

Russell Index (%)     N/A        21.26       16.89        13.40

Morningstar           N/A        72.12       2.70        5.16
Average (%)


(1) Because the Class I shares have not completed a full calendar year the bar chart and average annual total returns shown are for Class A shares, the oldest existing fund class, which are not offered in this prospectus. Because the shares are invested in the same portfolio of securities, they would have similar annual returns and would differ only to the extent that the classes have different sales charges and expenses.





                                                                               5


THE FUND

UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the estimated Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (4) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)      0.00

Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                      (4)

ESTIMATED ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (5)(6) (%)                        1.05

Distribution and service (12b-1) fees (%)        0.00

Other expenses (6) (%)                           0.24

Total annual fund operating expenses(6) (%)      1.29


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


   1 YEAR     3 YEARS     5 YEARS    10 YEARS
    $131        $408       $706       $1,553


(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5)  The Fund pays a management fee of 1.05%.

(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. As a result, the actual management and administration fees for Class I shares would be 0.76%, other expenses for Class I shares would be 0.24% and total annual fund operating expenses for Class I shares would be 1.00%. This arrangement may be modified or terminated by the advisor or administrator at any time.

                                                                               6


YOUR ACCOUNT

WHO IS ELIGIBLE TO BUY CLASS I SHARES?

Class I shares may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with the Fund and which invest a minimum of $1 million.


HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are the various options for buying shares:


METHOD           INSTRUCTIONS
Through your     Your financial advisor can help you establish your account and
financial        buy Fund shares on your behalf.  Your financial advisor may
advisor          charge you fees for executing the purchase for you.

By check         For new accounts, send a completed application and check made
(new account)    payable to the Fund to the transfer agent, Liberty Funds
                 Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By check         For existing accounts, fill out and return the additional
(existing        investment stub included in your quarterly statement, or send a
account)         letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                 Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange      You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                 Class A of the Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by telephone, call 1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call
                 1-800-422-3737 to obtain a control number and the wiring instructions.

By               You may purchase shares by electronically transferring money
electronic       from your bank account to your fund account by calling
funds            1-800-422-3737.  Electronic funds transfers may take up to two
transfer         business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic        You can make monthly or quarterly investments automatically
investment       from your bank account to your fund account.  You can select a
plan             pre-authorized amount to be sent via electronic funds transfer.
                 Be sure to complete the appropriate section of the application for this feature.

By dividend      You may automatically invest dividends distributed by one fund diversification  into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                 1-800-345-6611.


                                                                               7


YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS I.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class I shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

                                                                               8


YOUR ACCOUNT

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD           INSTRUCTIONS
Through your     You may call your financial advisor to place  your sell order.
financial        To receive the current trading day's price, your financial
advisor          advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange      You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call
                 1-800-422-3737.

By telephone     You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                 calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call.
                 Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                 Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic    You may automatically sell a specified  dollar amount or
withdrawal       percentage of your account  on a monthly, quarterly or semi-
plan             annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. Be sure to complete the appropriate section of the account application for this feature.

By electronic    You may sell shares and request that the proceeds be
funds            electronically transferred to your bank.  Proceeds may take up
transfer         to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this
                 feature.

                                                                               9


YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class I shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class I shares by dividing total net assets attributable to Class I shares by the number of outstanding Class I shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class I shares.

                                                                              10


YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS

Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains   Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                              11


YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                              12


MANAGING THE FUND

INVESTMENT ADVISOR

Crabbe Huson Group, Inc. (Crabbe Huson), located at 121 S. W. Morrison, Suite 1400, Portland, Oregon 97204, is the Fund's investment advisor. In its duties as investment advisor, Crabbe Huson runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Crabbe Huson has been an investment advisor since 1980.

For the 1999 fiscal year, aggregate advisory fees paid to Crabbe Huson by the Fund amounted to 0.30% of average daily net assets of the Fund.

PORTFOLIO MANAGERS

JAMES E. CRABBE, President of Crabbe Huson, has co-managed the Fund since January 1, 1990.

JOHN W. JOHNSON, CFA of Crabbe Huson, is co-manager of the Fund and has been employed at Crabbe Huson since May, 1995.

                                                                              13


FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance. Because Class I shares commenced operations on November 1, 2000 information is shown for the Fund's Class A shares and reflects Class A share expenses. Information is shown for the Fund's Class A shares for the last five fiscal years, which run from November 1 to October 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods prior to October 31, 1999, has been derived from the Fund's financial statements which have been audited by another independent auditor, whose report expressed an unqualified opinion on the financial highlights. Information for the period ended April 30, 2000 is unaudited. You can request a free annual report by calling 1-800-426-3750.



THE FUND


                                                      Year ended October 31,
                                                        2000

                                                    (Unaudited)
                                                       SIX
                                                     MONTHS
                                                      ENDED
                                                     April 30,
                                                        2000        1999       1998(c)      1997        1996        1995
                                                      Class A      Class A     Class A     Class A     Class A     Class A
Net asset value --
Beginning of period ($)                                6.97         8.100      16.800      13.710      13.800      14.080

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)(b) (loss)                   (0.021)      (0.069)      0.70        0.150       0.140      0.270

Net realized and unrealized gain (loss)                2.361       (1.061)     (6.920)      3.410       0.550      (0.290)

Total from Investment Operations                       2.340       (1.130)     (6.850)      3.560       0.690      (0.020)


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               -            -        (0.140)     (0.140)     (0.210)     (0.020)

Return of capital                                                               0.02

From capital gains                                       -            -        (1.690)     (0.330)     (0.570)     (0.240)

Total Distributions Declared to Shareholders             -            -        (1.850)     (0.470)     (0.780)     (0.260)

Net asset value--
End of period ($)                                      9.310        6.970      (8.100)     16.800      13.710      13.800

Total return (d)(e)(%)                               33.57(f)      (13.95)     (44.94)      26.62        5.03        1.78


RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                              1.50(g)(h)     1.50(h)     1.50(h)     1.50        1.37        1.40

Net investment income                                (0.75)(g)(h)   (0.85)(h)    0.40(h)     0.86        0.72        1.95

Fees and expenses waived or borne by the
Advisor/Administrator                                 1.93(g)(h)     0.75(h)     0.34(h)     0.08           -           -

Portfolio turnover (%)                                   1.00(f)        11          22          33          33         123

Net assets at end of period (000)($)                  44,419       47,472      104,504     396,335     481,039     878,560



(a)  Net of fees and expenses waived or borne by the advisor which amounted to:
     $0.083

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective October 19, 1998, the Primary shares were redesignated Class A shares

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the advisor not waived or reimbursed a portion of the expenses, total return would have been reduced.

(f)  Not annualized

(g)  Annualized


(h) The benefits derived from custody credits and directed brokerage arrangement had no impact.


                                                                              14


NOTES





                                                                              15








                                                                              16


FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust III:  811-881
- Liberty Special Fund (formerly Crabbe Huson Special Fund)


                         [LIBERTY FUNDS LOGO/LETTERHEAD]

[Job Code]

                            LIBERTY SELECT VALUE FUND
                       A SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS S SHARES
                                NOVEMBER 1, 2000

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Class S Prospectus of Liberty Select Value Fund (the Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated November 1, 2000. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated October 31, 1999 and Semi-Annual Report dated April 30, 2000. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD),
One Financial Center, Boston, MA 02111-2621. The Financial Statements and report of Independent Accountants appearing in the Fund's October 31, 1999 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

         PART 1                                                   PAGE

         Definitions
         Organization and History
         Investment Objective and Policies
         Fundamental Investment Policies
         Other Investment Policies
         Fund Charges and Expenses
         Investment Performance
         Custodian
         Independent Accountants
         Management of the Fund

         PART 2

         Miscellaneous Investment Practices
         Taxes
         Management of the Funds
         Determination of Net Asset Value
         Purchases and Redemptions
         Distributions
         How to Exchange Shares
         Suspension of Redemptions
         Shareholder Liability
         Shareholder Meetings
         Performance Measures
         Appendix I
         Appendix II


[CODE NUMBER]

                                     PART 1
                            LIBERTY SELECT VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000

DEFINITIONS

       "Trust"            Liberty Funds Trust III
       "Fund"             Liberty Select Value Fund
       "Advisor"          Colonial Management Associates, Inc., the Fund's
                            investment advisor
       "Administrator"    Colonial Management Associates, Inc., the Fund's
                           administrator
       "LFD"              Liberty Funds Distributor, Inc., the Fund's
                           distributor
       "LFS"              Liberty Funds Service, Inc., the Fund's shareholder
                           services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations as a Delaware corporation on July 21, 1949; a Massachusetts corporation on June 15, 1959; and then as a Massachusetts business trust on May 30, 1986.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective February 28, 1997, the Fund changed its name from "Colonial Growth Shares Fund" to "Colonial Select Value Fund". Effective July 14, 2000, the Fund changed its name from "Colonial Select Value Fund" to its current name. Effective April 1, 1999, the Trust changed its name from "Colonial Trust III" to its current name.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe its investment objective and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques utilized by the Fund:

         Short-Term Trading
         Lower Rated Debt Securities
         Foreign Securities
         Foreign Currency Options
         Foreign Currency Transactions
         Securities Loans
         Repurchase Agreements
         Small Companies

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;


                                       b

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.       Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest substantially all of its investable assets in another investment company that has substantially the same investment objective, policies and restrictions as the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's Management Agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.70%.

Under the Fund's pricing and bookkeeping agreement, the Fund pays the Advisor a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

               0.035% annually on the next $950 million
               0.025% annually on the next $1 billion
               0.015% annually on the next $1 billion
               0.001% annually on the excess over $3 billion

Under the Fund's shareholders' servicing and transfer agent agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS

2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

4.       The Fund's allocated share of LFS reimbursement out-of-pocket expenses.


                                       c

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                            PERIOD ENDED APRIL 30                  YEARS ENDED OCTOBER 31
                                            ---------------------                  ----------------------
                                                   2000                    1999              1998              1997
                                                   ----                    ----              ----              ----
Management fee                                    $2,606                  $5,245            $4,410          $1,899(a)
Bookkeeping fee                                      135                     272               230             171
Shareholder service and transfer agent fee         1,059                   2,200             1,816           1,404


(a) On September 30, 1997, the Fund's shareholders approved a management fee increase from 0.60%, subject to an upward or downward performance adjustment, to 0.70%, without a performance adjustment.


BROKERAGE COMMISSIONS (dollars in thousands)

                                            Period Ended April 30                 Years ended October 31
                                            ---------------------                 ----------------------
                                                    2000                   1999             1998            1997
                                                    ----                   ----             ----            ----
Total commissions                            $431                          $938             $347            $456
Directed transactions(b)                        0                             0                0             ---
Commissions on directed transactions            0                             0                0             ---
Commissions paid to AlphaTrade Inc.           126                           255               58             ---


(b) See "Management of the Funds - Portfolio transactions - Brokerage and Research Services" in Part 2 of this SAI.

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended October 31, 1999 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (c):

                                 Aggregate            Total Compensation From The
                                Compensation           Fund Complex Paid To The
                           From The Fund For The       Trustees For The Calendar
                             Fiscal Year Ended                Year Ended
Trustee                       October 31, 1999           December 31, 1999(d)
-------                       ----------------           --------------------
Robert J. Birnbaum (e)            $3,125                      $ 97,000
Tom Bleasdale                      3,590(f)                    103,000(g)
John V. Carberry(h)(i)               N/A                           N/A
Lora S. Collins                    3,093                        96,000
James E. Grinnell                  3,224                       100,000
Richard W. Lowry                   3,126                        97,000
Salvatore Macera                   3,376                        95,000
William E. Mayer                   3,133                       101,000
James L. Moody, Jr.                2,906(j)                     91,000(k)
John J. Neuhauser                  3,260                       101,252
Joseph R. Palombo(l)(m)              N/A                           N/A
Thomas Stitzel                     3,376                        95,000
Robert L. Sullivan(n)              3,291                       104,100
Anne-Lee Verville                  3,429(o)                     96,000(p)

(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(d) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).

(e) Retired as Trustee of the Trust on December 31, 1999.

(f) Includes $1,697 payable in later years as deferred compensation.

(g) Includes $52,000 payable in later years as deferred compensation.

(h) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).


(i) Resigned as Trustee of the Trust on August 4, 2000.



                                       d

(j) Total compensation of $2,906 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(k) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(l) Elected by the Trustees of the Liberty Funds on August 23, 2000.

(m) Does not receive compensation because he is an affiliated Trustee and employee of the Advisor.

(n) Retired as a Trustee of the Trust on April 30, 2000.

(o) Total compensation of $3,429 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(p) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                   Total Compensation
                                   From Liberty All-Star Funds For
                                   The Calendar Year Ended
Trustee                            December 31, 1999 (q)
-------                            ---------------------
Robert J. Birnbaum                         $25,000
John V. Carberry (r)(s)                        N/A
James E. Grinnell                           25,000
Richard W. Lowry                            25,000
William E. Mayer                            25,000
John J. Neuhauser                           25,000

(q) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Advisor).

(r) Did not receive compensation because he was an affiliated Trustee/Director and employee of Liberty Financial.

(s) Resigned as a Trustee/Director of the Liberty All-Star Funds on August 4, 2000.

OWNERSHIP OF THE FUND

As of record on September 30, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

INVESTMENT PERFORMANCE

The Fund's Class A share, the Fund's oldest existing class, average annual total returns at April 30, 2000 were:

                                                         CLASS A SHARES

                                   Six Months        1 Year          5 Years          10 Years
                                   ----------        ------          -------          --------
With sales charge of 5.75%           10.14%          11.25%           20.13%           15.51%
Without sales charge                 16.86%          18.04%           21.57%           16.20%

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, NY 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.



                                       e

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII and Liberty Funds Trust IX. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE b WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. An economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated debt securities;

2. The secondary market for lower rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. The Advisor's credit analysis of lower rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. Lower rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options
markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates.

The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.


FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.


ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.
A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.


MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.) The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

Name and Address                     Age   Position with     Principal Occupation During Past Five Years
                                           Fund
----------------                     ---   -------------     -------------------------------------------
Tom Bleasdale                        70    Trustee           Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                     Executive Officer, Shore Bank & Trust Company from
Naples, Florida  34105                                       1992 to 1993); Director of Empire & Co. since June, 1995.

Lora S. Collins                      65    Trustee           Attorney (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                               Frankel from September, 1986 to November, 1996).
Southold, NY 11971

James E. Grinnell                    71    Trustee           Private Investor since November, 1988.
63 Leicester Road
Marblehead, MA 01945

Richard W. Lowry                     64    Trustee           Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

Salvatore Macera                     69    Trustee           Private Investor (formerly Executive Vice President and
26 Little Neck Lane                                          Director of Itek Corporation (electronics) from 1975 to 1981).
New Seabury, MA  02649

William E. Mayer*                    60    Trustee           Partner, Park Avenue Equity Partners (venture capital)
500 Park Avenue, 5th Floor                                   (formerly Dean, College of Business and Management, University
New York, NY 10022                                           of Maryland from October, 1992 to November, 1996); Director,
                                                             Johns Manville; Director, Lee Enterprises; Director, WR
                                                             Hambrecht & Co.

James L. Moody, Jr.                  69    Trustee           Retired (formerly Chairman of the Board, Hannaford Bros.
16 Running Tide Road                                         Co. (food retailer) from May, 1984 to May, 1997, and Chief
Cape Elizabeth, ME 04107                                     Executive Officer, Hannaford Bros. Co. from May, 1973 to
                                                             May, 1992).

John J. Neuhauser                    55    Trustee           Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston College
Chestnut Hill, MA 02467-3838                                 School of Management since September, 1977 to September, 1999).

Joseph R. Palombo                47       Trustee           Chief Operations Officer of Mutual Funds, Liberty
                                                            Financial Companies, Inc. since August, 2000; Executive
                                                            Vice President and Director of the Advisor since April,
                                                            1999; Executive Vice President and Chief Administrative
                                                            Officer of LFG since April, 1999; Director of Stein Roe &
                                                            Farnham Incorporated (SR&F) since September 1, 2000;
                                                            Trustee and Chairman of the Board of the Stein Roe Mutual
                                                            Funds since October, 2000; Manager of Stein Roe Floating Rate
                                                            Limited Liability Company since October, 2000 (formerly Vice
                                                            President of the Funds from April, 1999 to August, 2000
                                                            and Chief Operating Officer, Putnam Mutual Funds from
                                                            1994 to 1998).

Thomas E. Stitzel                    64    Trustee           Professor of Finance, College of Business, Boise State
2208 Tawny Woods Place                                       University (higher education); Business consultant and
Boise, ID  83706                                             author.


Anne-Lee Verville                    55    Trustee           Consultant (formerly General Manager, Global Education
359 Stickney Hill Road                                       Industry from 1994 to 1997, and President, Applications
Hopkinton, NH  03229                                         Solutions Division from 1991 to 1994, IBM Corporation
                                                             (global education and global applications)).

Stephen E. Gibson                47       President          President of the Funds since June, 1998; Chairman of the
                                                             Board since July, 1998, Chief Executive Officer and
                                                             President since December, 1996 and Director, since July,
                                                             1996 of the Advisor (formerly Executive Vice President
                                                             from July, 1996 to December, 1996); Director, Chief
                                                             Executive Officer and President of LFG since December,
                                                             1998 (formerly Director, Chief Executive Officer and
                                                             President of The Colonial Group, Inc. (TCG) from
                                                             December, 1996 to December, 1998); President of the Stein Roe
                                                             Mutual Funds since November, 1999; Director since
                                                             September 1, 2000, President and Vice Chairman of SR&F
                                                             since January, 2000 (formerly Assistant Chairman from
                                                             August, 1998 to January, 2000) (formerly Managing
                                                             Director of Marketing of Putnam Investments, June, 1992
                                                             to July, 1996.)

Pamela A. McGrath                46       Treasurer and      Treasurer and Chief Financial Officer of the Liberty
                                          Chief Financial    Funds; Treasurer of Liberty All-Star Funds since April, 2000;
                                          Officer            Treasurer and Senior Vice President of the Stein Roe Mutual Funds
                                                             since May, 2000; Treasurer and Chief Financial Officer of LFG
                                                             since December, 1999 and Senior Vice President of
                                                             LFG since April, 2000; Chief Financial Officer,
                                                             Treasurer and Senior Vice President of Colonial since
                                                             December, 1999; (formerly Director of Offshore Accounting
                                                             for Putnam Investments from May, 1998 to October, 1999;
                                                             Managing Director of Scudder Kemper Investments from
                                                             October, 1984 to December, 1997)

William J. Ballou                35       Secretary          Secretary of the Liberty Funds and Liberty All-Star Funds
                                                             since October, 2000 (formerly Assistant Secretary from
                                                             October, 1997 to October, 2000); Assistant Secretary of the Stein
                                                             Roe Mutual Funds since May, 2000; Vice President,
                                                             Assistant Secretary and Counsel of Colonial since
                                                             October, 1997; Vice President and Counsel since April,
                                                             2000, and Assistant Secretary since December, 1998 of LFG
                                                             (formerly Associate Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997; Associate, Ropes
                                                             & Gray from September, 1991 to May, 1995)


Kevin M. Carome                  44       Executive Vice     Executive Vice President of the Funds and Liberty All-Star Funds
                                          President          since October, 2000; Executive Vice President of the Stein
                                                             Roe Mutual Funds since May, 1999 (formerly Vice President and
                                                             Assistant Secretary); Senior Vice President, Legal since January,
                                                             1999 of LFG; General Counsel and Secretary of Stein Roe & Farnham,
                                                             Inc. since 1998; Associate General Counsel and Vice President of Liberty Financial Companies, Inc. through January, 1999.


Glenn M. Wolfset                 37       Controller and     Controller of the Liberty Funds since October, 2000;
                                          Chief Accounting   Senior Vice President of Colonial since March, 2000;
                                          Officer            Senior Vice President of LFG since March, 2000 (formerly
                                                             Senior Vice President from 1999 to March, 2000 and
                                                             Vice President from 1994 to 1999, Scudder Kemper Investments)


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor.

The business address of the officers of each fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees are divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 39 open-end and 5 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisors have recommended the funds to over 800,000 clients worldwide, representing more than $17 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND OR LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND)


Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY

NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

         (a)      providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

         (f)      maintaining certain books and records of each fund.


With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:


         (g) Monitoring compliance by the fund with Rule 2a-7 under the (1940 Act and reporting to the Trustees from time to time with respect thereto; and


         (h)      Monitoring the investments and operations of the following
                  Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested;


                  SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT


The Advisor provides pricing and bookkeeping services to each fund pursuant to a Pricing and Bookkeeping Agreement. The Advisor, in its capacity as the Administrator to each of Liberty Money Market Fund, Liberty Municipal Money Market Fund and Liberty Newport Global Utilities Fund and Liberty Tax-Managed Aggressive Growth Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other funds (except for Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund), the Advisor is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                      1/12 of 0.000% of the first $50 million;
                      1/12 of 0.035% of the next $950 million;
                      1/12 of 0.025% of the next $1 billion; 1/12
                      of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion

The Advisor provides pricing and bookkeeping services to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund for an annual fee of $27,000, plus 0.035% of each fund's average daily net assets over $50 million.

Stein Roe & Farnham Incorporated, the investment advisor of the Municipal Money Market Portfolio, provides pricing and bookkeeping services to the Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of the Portfolio over $50 million.

PORTFOLIO TRANSACTIONS


THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL UTILITIES FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."



INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund, each of which is administered by the Advisor). The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Liberty Utilities Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open , except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.


AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

PURCHASES AND REDEMPTIONS

PURCHASES THROUGH THIRD PARTIES

You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE

The net asset value of the each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3 p.m., Central time. Please refer to Your Account -- Determining Share Price in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Shares in any account you maintain with the Funds or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

REDEMPTION PRIVILEGES

Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND A FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 3 p.m., central time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                             FITCH INVESTORS SERVICE

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II
                                      1999

CATEGORY                                                            RETURN (%)
CREDIT SUISSE FIRST BOSTON:

                           First Boston High Yield Index-             3.28
                           Global

LIPPER, INC.:

                           AMEX Composite Index P                    27.28
                           AMEX Computer Tech IX P                   75.02
                           AMEX Institutional IX P                   24.46
                           AMEX Major Market IX P                    17.76
                           Bse Sensex Index                          63.83
                           CAC 40:FFR IX P                           51.12
                           CD Rate 1 Month Index Tr                   5.31
                           CD Rate 3 Month Index Tr                   5.46
                           CD Rate 6 Month Index Tr                   5.59
                           Consumer Price Index                       2.99
                           Copnhgn SE:Dkr IX P                       20.46
                           DAX:Dm IX Tr                              39.10
                           Domini 400 Social Index                   24.50
                           Dow Jones 65 Comp Av P                    11.97
                           Dow Jones Ind Average P                   25.22
                           Dow Jones Ind Dly Reinv                   27.21
                           Dow Jones Ind Mth Reinv                   27.29
                           Dow Jones Trans Av P                      -5.47
                           Dow Jones Trans Av Tr                     -4.52
                           Dow Jones Util Av P                       -9.27
                           Dow Jones Util Av Tr                      -6.02
                           Ft/S&P Act Wld Ex US IX                     N/A
                           Ft/S&P Actuaries Wld IX                     N/A
                           FT-SE 100:Pd IX P                         17.81
                           FT-SE Gold Mines IX                        0.20
                           Hang Seng:Hng Kng $ IX                    68.80
                           Jakarta Composite Index                   70.06
                           Jasdaq Index:Yen P                       244.48
                           Klse Composite Index                      38.59
                           Kospi Index                               82.78
                           Lear High Growth Rate IX                    N/A
                           Lear Low Priced Value IX                    N/A
                           Lehman 1-3 Govt/Corp P                    -2.89
                           Lehman 1-3 Govt/Corp Tr                    3.15
                           Lehman Aggregate Bd P                     -7.03
                           Lehman Aggregate Bd Tr                    -0.82
                           Lehman Cp Bd Int P                        -6.43
                           Lehman Cp Bd Int Tr                        0.16
                           Lehman Govt Bd Int P                      -5.36
                           Lehman Govt Bd Int Tr                      0.49
                           Lehman Govt Bd Long P                    -14.59
                           Lehman Govt Bd Long Tr                    -8.73
                           Lehman Govt Bd P                          -8.08
                           Lehman Govt Bd Tr                         -2.23
                           Lehman Govt/Cp Bd P                       -8.26
                           Lehman Govt/Cp Bd Tr                      -2.15
                           Lehman Govt/Cp Int P                      -5.70
                           Lehman Govt/Cp Int Tr                      0.39

                           Lehman High Yield P                       -6.64
                           Lehman High Yield Tr                       2.39
                           Lehman Muni 10 Yr IX P                    -6.08
                           Lehman Muni 10 Yr IX Tr                   -1.25
                           Lehman Muni 3 Yr IX P                     -3.36
                           Lehman Muni 3 Yr IX Tr                     1.96
                           Lehman Muni Bond IX P                     -7.08
                           Lehman Muni Bond IX Tr                    -2.06
                           Lipper 1000                                 N/A
                           Lipper Mgmt Co Price IX                   12.57
                           Madrid SE:Pst IX P                        16.22
                           ML 10+ Yr Treasury IX Tr                  -8.61
                           ML 1-3 Yr Muni IX P                       -2.72
                           ML 1-3 Yr Muni IX Tr                       2.51
                           ML 1-3 Yr Treasury IX P                   -2.85
                           ML 1-3 Yr Treasury IX Tr                   3.06
                           ML 1-5 Yr Gv/Cp Bd IX P                   -3.84
                           ML 1-5 Yr Gv/Cp Bd IX Tr                   2.19
                           ML 15 Yr Mortgage IX P                    -4.14
                           ML 15 Yr Mortgage IX Tr                    2.17
                           ML 1-5 Yr Treasury IX P                   -3.83
                           ML 1-5 Yr Treasury IX Tr                   2.04
                           ML 3 MO T-Bill IX Tr                       4.85
                           ML 3-5 Yr Govt IX P                       -5.45
                           ML 3-5 Yr Govt IX Tr                       0.32
                           ML 3-7 Yr Muni IX Tr                       0.66
                           ML Corp Master Index P                    -8.53
                           ML Corp Master Index Tr                   -1.89
                           ML Glbl Govt Bond Inx P                   -6.83
                           ML Glbl Govt Bond Inx Tr                  -1.66
                           ML Glbl Gv Bond IX II P                   -9.65
                           ML Glbl Gv Bond IX II Tr                  -4.52
                           ML Global Bond Index P                    -9.04
                           ML Global Bond Index Tr                   -3.50
                           ML Gov Corp Master IX Tr                  -2.05
                           ML Govt Master Index P                    -8.02
                           ML Govt Master Index Tr                   -2.11
                           ML Govt/Corp Master IX P                  -8.19
                           ML High Yld Master IX P                   -7.86
                           ML High Yld Master IX Tr                   1.57
                           ML Master Muni IX Tr                      -6.35
                           ML Mortgage Master IX P                   -4.86
                           ML Mortgage Master IX Tr                   1.61
                           ML Treasury Master IX P                   -8.31
                           ML Treasury Master IX Tr                  -2.38
                           MSCI AC Americas Free ID                  22.71
                           MSCI AC Asia Fr-Ja IX GD                  64.67
                           MSCI AC Asia Fr-Ja IX ID                  61.95
                           MSCI AC Asia Pac - Ja GD                  55.23
                           MSCI AC Asia Pac - Ja ID                  52.30
                           MSCI AC Asia Pac Fr-J GD                  49.83
                           MSCI AC Asia Pac Fr-J ID                  46.80
                           MSCI AC Asia Pac IX GD                    59.66
                           MSCI AC Asia Pac IX ID                    57.86
                           MSCI AC Europe IX GD                      17.35
                           MSCI AC Europe IX ID                      15.22
                           MSCI AC Fe - Ja IX GD                     67.83
                           MSCI AC Fe - Ja IX ID                     65.24
                           MSCI AC Fe Free IX GD                     61.81
                           MSCI AC Fe Free IX ID                     60.29

                           MSCI AC Fe Fr-Ja IX GD                    62.11
                           MSCI AC Fe Fr-Ja IX ID                    59.40
                           MSCI AC Pac Fr-Jpn IX GD                  46.89
                           MSCI AC Pac Fr-Jpn IX ID                  43.84
                           MSCI AC World Free IX GD                  26.82
                           MSCI AC World Fr-USA GD                   30.91
                           MSCI AC World Fr-USA ID                   28.80
                           MSCI AC World IX GD                       27.31
                           MSCI AC World IX ID                       25.49
                           MSCI AC World-USA IX GD                   31.79
                           MSCI AC Wrld Fr-Ja IX GD                  23.07
                           MSCI AC Wrld Fr-Ja IX ID                  21.20
                           MSCI AC Wrld-Ja IX GD                     23.64
                           MSCI AC Wrld-Ja IX ID                     21.77
                           MSCI Argentina IX GD                      34.29
                           MSCI Argentina IX ID                      30.05
                           MSCI Australia IX GD                      18.67
                           MSCI Australia IX ID                      15.19
                           MSCI Australia IX ND                      17.62
                           MSCI Austria IX GD                        -8.66
                           MSCI Austria IX ID                       -10.47
                           MSCI Austria IX ND                        -9.11
                           MSCI Belgium IX GD                       -13.75
                           MSCI Belgium IX ID                       -15.77
                           MSCI Belgium IX ND                       -14.26
                           MSCI Brazil IX GD                         67.23
                           MSCI Brazil IX ID                         61.57
                           MSCI Canada IX GD                         54.40
                           MSCI Canada IX ID                         51.78
                           MSCI Canada IX ND                         53.74
                           MSCI Chile IX GD                          39.01
                           MSCI Chile IX ID                          36.45
                           MSCI China Dom Fr IX ID                   31.10
                           MSCI China Free IX ID                      9.94
                           MSCI China Non Dom IX ID                   5.82
                           MSCI Colombia IX GD                      -13.69
                           MSCI Colombia IX ID                      -19.14
                           MSCI Czech Rep IX GD                       5.35
                           MSCI Czech Rep IX ID                       3.97
                           MSCI Denmark IX GD                        12.47
                           MSCI Denmark IX ID                        10.85
                           MSCI Denmark IX ND                        12.06
                           MSCI EAFE - UK IX GD                      31.45
                           MSCI EAFE - UK IX ID                      29.63
                           MSCI EAFE - UK IX ND                      31.01
                           MSCI EAFE + Canada IX GD                  28.27
                           MSCI EAFE + Canada IX ID                  26.22
                           MSCI EAFE + Canada IX ND                  27.93
                           MSCI EAFE + Em IX GD                      31.03
                           MSCI EAFE + EM IX ID                      28.93
                           MSCI EAFE + EMF IX GD                     30.33
                           MSCI EAFE + EMF IX ID                     28.24
                           MSCI EAFE Fr IX ID                        25.03
                           MSCI EAFE GDP Wt IX GD                    31.38
                           MSCI EAFE GDP Wt IX ID                    29.49
                           MSCI EAFE GDP Wt IX ND                    31.00
                           MSCI EAFE IX GD                           27.30
                           MSCI EAFE IX ID                           25.27
                           MSCI EAFE IX ND                           26.96
                           MSCI EASEA IX GD                          18.12

                           MSCI EASEA IX ID                          15.90
                           MSCI EASEA IX ND                          17.77
                           MSCI Em Asia IX GD                        69.73
                           MSCI Em Asia IX ID                        67.96
                           MSCI Em Eur/Mid East GD                   79.61
                           MSCI Em Eur/Mid East ID                   76.67
                           MSCI Em Europe IX GD                      83.98
                           MSCI Em Europe IX ID                      81.28
                           MSCI Em Far East IX GD                    67.27
                           MSCI Em Far East IX ID                    65.67
                           MSCI Em IX GD                             68.82
                           MSCI Em IX ID                             66.18
                           MSCI Em Latin Am IX GD                    65.45
                           MSCI Em Latin Am IX ID                    61.81
                           MSCI EMF Asia IX GD                       69.41
                           MSCI EMF Asia IX ID                       67.65
                           MSCI EMF Far East IX GD                   65.50
                           MSCI EMF Far East IX ID                   63.97
                           MSCI EMF IX GD                            66.41
                           MSCI EMF IX ID                            63.70
                           MSCI EMF Latin Am IX GD                   58.89
                           MSCI EMF Latin Am IX ID                   55.48
                           MSCI Europe - UK IX GD                    17.84
                           MSCI Europe - UK IX ID                    16.00
                           MSCI Europe - UK IX ND                    17.35
                           MSCI Europe GDP Wt IX ID                  14.08
                           MSCI Europe IX GD                         16.23
                           MSCI Europe IX ID                         14.12
                           MSCI Europe IX ND                         15.89
                           MSCI European Union GD                    19.22
                           MSCI European Union ID                    16.99
                           MSCI Far East Free IX ID                  59.99
                           MSCI Far East IX GD                       62.63
                           MSCI Far East IX ID                       61.10
                           MSCI Far East IX ND                       62.41
                           MSCI Finland IX GD                       153.33
                           MSCI Finland IX ID                       150.71
                           MSCI Finland IX ND                       152.60
                           MSCI France IX GD                         29.69
                           MSCI France IX ID                         28.00
                           MSCI France IX ND                         29.27
                           MSCI Germany IX GD                        20.53
                           MSCI Germany IX ID                        18.70
                           MSCI Germany IX ND                        20.04
                           MSCI Greece IX GD                         49.64
                           MSCI Greece IX ID                         47.58
                           MSCI Hongkong IX GD                       59.52
                           MSCI Hongkong IX ID                       54.85
                           MSCI Hongkong IX ND                       59.52
                           MSCI Hungary IX GD                        11.66
                           MSCI Hungary IX ID                        10.81
                           MSCI India IX GD                          87.35
                           MSCI India IX ID                          84.67
                           MSCI Indonesia IX GD                      93.46
                           MSCI Indonesia IX ID                      92.04
                           MSCI Ireland IX ID                       -14.02
                           MSCI Israel Dom IX ID                     51.10
                           MSCI Israel IX ID                         56.29
                           MSCI Israel Non Dom Ixid                  47.06
                           MSCI Italy IX GD                           0.19

                           MSCI Italy IX ID                          -1.48
                           MSCI Italy IX ND                          -0.26
                           MSCI Japan IX GD                          61.77
                           MSCI Japan IX ID                          60.56
                           MSCI Japan IX ND                          61.53
                           MSCI Jordan IX GD                          6.26
                           MSCI Jordan IX ID                          2.00
                           MSCI Kokusai IX GD                        21.26
                           MSCI Kokusai IX ID                        19.43
                           MSCI Kokusai IX ND                        20.84
                           MSCI Korea IX GD                          92.42
                           MSCI Korea IX ID                          90.17
                           MSCI Luxembourg IX ID                     50.50
                           MSCI Malaysia IX GD                      109.92
                           MSCI Malaysia IX ID                      107.23
                           MSCI Mexico Free IX GD                    80.07
                           MSCI Mexico Free IX ID                    78.50
                           MSCI Mexico IX GD                         81.76
                           MSCI Mexico IX ID                         80.19
                           MSCI Netherland IX GD                      7.43
                           MSCI Netherland IX ID                      5.25
                           MSCI Netherland IX ND                      6.88
                           MSCI New Zealand IX GD                    14.30
                           MSCI New Zealand IX ID                     9.70
                           MSCI New Zealand IX ND                    12.90
                           MSCI Nordic IX GD                         87.75
                           MSCI Nordic IX ID                         85.11
                           MSCI Nordic IX ND                         87.00
                           MSCI Norway IX GD                         32.43
                           MSCI Norway IX ID                         29.52
                           MSCI Norway IX ND                         31.70
                           MSCI Nth Amer IX GD                       23.47
                           MSCI Nth Amer IX ID                       21.91
                           MSCI Nth Amer IX ND                       23.00
                           MSCI Pac - Japan IX GD                    43.20
                           MSCI Pac - Japan IX ID                    39.35
                           MSCI Pac - Japan IX ND                    42.58
                           MSCI Pacific Free IX ID                   55.19
                           MSCI Pacific Fr-Jpn ID                    34.95
                           MSCI Pacific IX GD                        57.96
                           MSCI Pacific IX ID                        56.17
                           MSCI Pacific IX ND                        57.63
                           MSCI Pakistan IX GD                       49.62
                           MSCI Pakistan IX ID                       42.24
                           MSCI Peru IX GD                           18.86
                           MSCI Peru IX ID                           16.34
                           MSCI Philippines Fr Ixgd                   3.32
                           MSCI Philippines Fr Ixid                   2.33
                           MSCI Philippines IX GD                     8.90
                           MSCI Philippines IX ID                     7.62
                           MSCI Portugal IX GD                       -8.45
                           MSCI Portugal IX ID                      -10.86
                           MSCI Russia IX GD                        247.06
                           MSCI Russia IX ID                        246.20
                           MSCI Sing/Mlysia IX GD                    99.40
                           MSCI Sing/Mlysia IX ID                    97.08
                           MSCI Sing/Mlysia IX ND                    99.40
                           MSCI Singapore Fr IX GD                   60.17
                           MSCI Singapore Fr IX ID                   58.43
                           MSCI South Africa IX GD                   57.20

                           MSCI South Africa IX ID                   53.43
                           MSCI Spain IX GD                           5.27
                           MSCI Spain IX ID                           3.53
                           MSCI Spain IX ND                           4.83
                           MSCI Sri Lanka IX GD                      -6.27
                           MSCI Sri Lanka IX ID                      -9.73
                           MSCI Sweden IX GD                         80.60
                           MSCI Sweden IX ID                         77.76
                           MSCI Sweden IX ND                         79.74
                           MSCI Swtzrlnd IX GD                       -6.59
                           MSCI Swtzrlnd IX ID                       -7.81
                           MSCI Swtzrlnd IX ND                       -7.02
                           MSCI Taiwan IX GD                         52.71
                           MSCI Taiwan IX ID                         51.52
                           MSCI Thailand IX GD                       40.92
                           MSCI Thailand IX ID                       40.49
                           MSCI Turkey IX GD                        252.41
                           MSCI Turkey IX ID                        244.36
                           MSCI UK IX GD                             12.45
                           MSCI UK IX ID                              9.74
                           MSCI UK IX ND                             12.45
                           MSCI USA IX GD                            22.38
                           MSCI USA IX ID                            20.86
                           MSCI USA IX ND                            21.92
                           MSCI Venezuela IX GD                       8.71
                           MSCI Venezuela IX ID                       1.68
                           MSCI World - UK IX GD                     26.83
                           MSCI World - UK IX ID                     25.17
                           MSCI World - UK IX ND                     26.38
                           MSCI World - USA IX GD                    28.27
                           MSCI World - USA IX ID                    26.22
                           MSCI World - USA IX ND                    27.93
                           MSCI World GDP Wt IX ID                   27.26
                           MSCI World IX Free ID                     23.45
                           MSCI World IX GD                          25.34
                           MSCI World IX ID                          23.56
                           MSCI World IX ND                          24.93
                           MSCI Wrld - Austrl IX GD                  25.42
                           MSCI Wrld - Austrl IX ID                  23.67
                           MSCI Wrld - Austrl IX ND                  25.03
                           NASDAQ 100 IX P                          101.95
                           NASDAQ Bank IX P                          -7.98
                           NASDAQ Composite IX P                     85.59
                           NASDAQ Industrial IX P                    71.67
                           NASDAQ Insurance IX P                      5.54
                           NASDAQ Natl Mkt Cmp IX                    85.87
                           NASDAQ Natl Mkt Ind IX                    72.04
                           NASDAQ Transport IX P                      1.82
                           Nikkei 225 Avg:Yen P                      36.79
                           NYSE Composite P                           9.15
                           NYSE Finance IX P                         -0.92
                           NYSE Industrials IX P                     11.37
                           NYSE Transportation IX                    -3.25
                           NYSE Utilities IX P                       14.62
                           Oslo SE Tot:Fmk IX P                      45.54
                           Philippines Composite IX                   8.85
                           PSE Technology IX P                      116.40
                           Russell 1000 Grow IX Tr                   33.16
                           Russell 1000 IX P                         19.46
                           Russell 1000 IX Tr                        20.91

                           Russell 1000 Value IX Tr                   7.35
                           Russell 2000 Grow IX Tr                   43.09
                           Russell 2000 IX P                         19.62
                           Russell 2000 IX Tr                        21.26
                           Russell 2000 Value IX Tr                  -1.49
                           Russell 3000 IX P                         19.43
                           Russell 3000 IX Tr                        20.90
                           Russell Midcap Grow IX                    51.29
                           Russell Midcap IX Tr                      18.23
                           Russell Midcap Value IX                   -0.11
                           S & P 100 Index P                         31.26
                           S & P 500 Daily Reinv                     21.04
                           S & P 500 Index P                         19.53
                           S & P 500 Mnthly Reinv                    21.03
                           S & P 600 Index P                         11.52
                           S & P 600 Index Tr                        12.41
                           S & P Financial IX P                       2.19
                           S & P Financial IX Tr                      3.97
                           S & P Industrial IX Tr                    25.87
                           S & P Industrials P                       24.52
                           S & P Midcap 400 IX P                     13.35
                           S & P Midcap 400 IX Tr                    14.72
                           S & P Transport Index P                  -10.69
                           S & P Transport IX Tr                     -9.32
                           S & P Utility Index P                    -12.48
                           S & P Utility Index Tr                    -8.88
                           S & P/Barra Growth IX Tr                  27.98
                           S & P/Barra Value IX Tr                   12.72
                           SB Cr-Hdg Nn-US Wd IX Tr                   2.88
                           SB Cr-Hdg Wd Gv Bd IX Tr                   1.31
                           SB Non-US Wd Gv Bd IX Tr                  -5.07
                           SB Wd Gv Bd:Austrl IX Tr                   4.07
                           SB Wd Gv Bd:Germny IX Tr                 -16.42
                           SB Wd Gv Bd:Japan IX Tr                   15.53
                           SB Wd Gv Bd:UK IX Tr                      -4.30
                           SB Wd Gv Bd:US IX Tr                      -2.45
                           SB World Govt Bond IX Tr                  -4.27
                           SB World Money Mkt IX Tr                   0.39
                           Straits Times Index                       77.54
                           Swiss Perf:Sfr IX Tr                      11.69
                           Taiwan SE:T$ IX P                         42.86
                           T-Bill 1 Year Index Tr                     4.91
                           T-Bill 3 Month Index Tr                    4.74
                           T-Bill 6 Month Index Tr                    4.85
                           Thailand Set Index                        35.44
                           Tokyo 2nd Sct:Yen IX P                   121.27
                           Tokyo Se(Topix):Yen IX                    58.44
                           Toronto 300:C$ IX P                       29.72
                           Toronto SE 35:C$ IX P                     36.42
                           Value Line Cmp IX-Arth                    10.56
                           Value Line Cmp IX-Geom                    -1.40
                           Value Line Industrl IX                    -0.05
                           Value Line Railroad IX                    -9.93
                           Value Line Utilties IX                    -7.10
                           Lipper CE Pac Ex Jpn IX                   73.32
                           Lipper Pac Ex-Jpn Fd IX                   74.88

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST::

                           Real Estate Investment Trust Index        -4.62

SALOMON SMITH BARNEY WGBI MARKET SECTORS:                         LOCAL CURRENCY         U.S. DOLLARS
-----------------------------------------                         --------------         ------------
                           U.S. Government (Sovereign)                -2.45                  -2.45
                           United Kingdom (Sovereign)                 -1.20                   -4.3
                           France (Sovereign)                         -2.95                 -17.16
                           Germany (Sovereign)                        -2.08                 -16.42
                           Japan (Sovereign)                           4.83                  15.53
                           Canada (Sovereign)                         -1.46                   4.29

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

                              LIBERTY SPECIAL FUND
                       A SERIES OF LIBERTY FUNDS TRUST III
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS I SHARES
                                NOVEMBER 1, 2000


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated November 1, 2000 and the Fund's most recent Semi-Annual Report dated April, 30, 2000. This SAI should be read together with the Prospectus. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The financial statements and Independent Auditor's Report appearing in the Fund's October 31, 1999 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the fund distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

     PART 1                                                                PAGE

     Definitions
     Organization and History
     Investment Objective and Policies
     Fundamental Investment Policies
     Other Investment Policies
     Tax Considerations of the Oregon Tax-Free Fund
     Portfolio Turnover
     Fund Charges and Expenses
     Investment Performance
     Custodian
     Independent Auditors

     PART 2

     Miscellaneous Investment Practices
     Taxes
     Management of the Funds
     Determination of Net Asset Value
     How to Buy Shares
     Special Purchase Programs/Investor Services
     Programs for Reducing or Eliminating Sales Charges
     How to Sell Shares
     Distributions
     How to Exchange Shares
     Suspension of Redemptions
     Shareholder Liability
     Shareholder Meetings
     Performance Measures
     Appendix I
     Appendix II



[CODE NUMBER]


                                        a


                                     PART 1
                              LIBERTY SPECIAL FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000


DEFINITIONS

       "Trust"                     Liberty Funds Trust III
       "Special Fund"              Liberty Special Fund
       "Advisor"                   Crabbe Huson Group, Inc., the Fund's
                                    investment advisor
       "Administrator"             Colonial Management Associates, Inc., the
                                    Fund's administrator
       "LFD"                       Liberty Funds Distributor, Inc., the Fund's
                                    distributor
       "LFS"                       Liberty Funds Services, Inc., the Fund's
                                    shareholder services and transfer agent


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on February 20, 1996.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

Effective April 1, 1999, the Trust changed its name from Colonial Trust III to its current name. Effective July 13, 2000, the Fund changed its name from Crabbe Huson Special Fund to its current name.


The Fund is a successor series to an Oregon corporation organized in 1987. The Fund's predecessor whose shareholders met on December 21, 1998, approved an Agreement and Plan of Reorganization pursuant to which such predecessor series was reorganized as a separate series of the Trust. At the closing of the reorganization, shareholders of the predecessor series received Class A shares for its shares or those designated as "Primary Class", of the successor series equal in net asset value to the shares of the predecessor series they held. See
Part 2 of this SAI for more information.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are utilized by the Fund:

       Foreign Securities                          Money Market Instruments
       Repurchase Agreements                       Securities Loans
       Participation Interests                     Forward Commitments
       Futures Contracts and Related Options       Options on Securities
       Small Companies                             Rule 144A Securities
       Lower Rated Debt Securities                 Foreign Currency Transactions

Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.


                                       b


FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.


The Fund may:



1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;



2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;


3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and


7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of the Fund's assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer.



NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ALL OR A PORTION OF ITS INVESTABLE ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND.



OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1.        Invest more than 15% of its net assets in illiquid securities.


PORTFOLIO TURNOVER


Portfolio turnover is included in the Prospectus under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commission and other transaction costs, which will be borne directly by the Fund.



FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a fee for its services that accrues daily and is payable monthly. Fees are based on a percentage of the average daily net assets of the Fund, as set forth below (subject to reductions that the Advisor may agree to periodically):

                                     Special Fund
Net Asset Value                       Annual Rate
---------------                      ------------
First $100 million                        1.05%
Next $400 million                         0.90%
Amounts over $500 million                 0.65%


                                       c


Under the Funds pricing and bookkeeping agreement, the Fund pays the Advisor a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million (subject to reductions that the Administrator may agree to periodically):

                        0.035% annually on the next $950 million
                        0.025% annually on the next $1 billion
                        0.015% annually on the next $1 billion
                        0.001% annually on the excess over $3 billion

Under the Fund's shareholders' servicing and transfer agent agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS

2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

4.       The Fund's allocated share of LFS reimbursement out-of-pocket expenses.




RECENT FEES PAID TO THE ADVISOR, LFD AND LFS  (dollars in thousands)

                                                                 Period ended
                                                                   April 30                 Year ended October 31
                                                                     2000            1999            1998            1997
                                                                     ----            ----            ----            ----
Management fee                                                       $243            $766           $2,241          $3,610
Fees and expenses waived or borne by the Advisor/Administrator       (470)           (576)            (834)           (315)
Bookkeeping fee                                                        14              36               40             N/A
Administration fee                                                     12              38              114             174
Shareholder servicing and transfer agent fee:
  Class A, B, C (a)                                                   118             278              593             729
12b-1 fees - Service Fee Class A                                       61             192              608             637


(a)      Class B and Class C shares were initially offered on January 27, 1999.

Additionally, the Advisor received a fee for certain shareholder liaison services it provided to the Fund, including responding to shareholder inquiries, providing information on shareholder investments and performing certain clerical tasks. In each of the last three years, for such services, the Advisor has been paid by the Fund an aggregate of $100,000 per year. The Fund paid their pro rata share of such fee based upon their net asset value.


BROKERAGE COMMISSIONS

In addition to placing the Fund's brokerage business with firms that provide research and market and statistical services to the Advisor, the Fund's brokerage business may also be placed with firms that agree to pay a portion of certain Fund expenses, consistent with achieving the best price and execution. On November 29, 1995, the Fund entered into an arrangement with State Street Brokerage Services, Inc. (SSBSI), in which the Fund will receive credits to offset transfer agency, administration and accounting fees by using SSBSI to execute their portfolio transactions.


                                       d



For the fiscal year ended October 31, 1997, the Special Fund paid $1,277,614 in commissions to brokers that provided both research and execution services or third party research products. Of the commissions paid in the fiscal year ended 10/31/97, the Fund paid $658,128 in commissions to brokers that provided both research and executing services on third party research products.


For the fiscal year ended October 31, 1998, the Special Fund paid $486,983 in brokerage commissions.


                                       e


Brokerage Commissions (dollars in thousands)

                                          Period Ended        Year ended
                                            April 30          October 31
                                              2000               1999
                                              ----               ----
Total commissions                                              $323,932
Directed transactions                                                 0
Commissions on directed transactions                                  0


TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended October 31, 1999 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees:(b):


                           Aggregate Compensation
                            From Fund For the        Total Compensation From The Fund Complex
                             Fiscal Year Ended        Paid To The Trustees For The Calendar
                              October 31, 2000          Year Ended December 31, 1999(c)
                           ----------------------    ----------------------------------------
Trustee
Robert J. Birnbaum(d)                $756                           $ 97,000
Tom Bleasdale                         796(e)                         103,000(f)
John E. Carberry(g)(l)                N/A                                N/A
Lora S. Collins                       748                             96,000
James E. Grinnell                     779                            100,000
Richard W. Lowry                      756                             97,000
Salvatore Macera                      749                             95,000
William E. Mayer                      768                            101,000
James L. Moody, Jr.                   694(h)                          91,000(i)
John J. Neuhauser                     791                            101,252
Joseph R. Palombo(m)(n)               N/A                                N/A
Thomas E. Stitzel                     749                             95,000
Robert L. Sullivan(o)                 820                            104,100
Anne-Lee Verville                     768(j)                          96,000(k)


(b) Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) At December 31, 1999, the complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group -- Boston (Liberty Funds) and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).


(d)      Resigned as Trustee of the Trust on December 31, 1999.


(e)      Includes $409 payable in later years as deferred compensation.

(f)      Includes $52,000 payable in later years as deferred compensation.


(g) Did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).



(h) Total compensation of $694 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.


(i) Total compensation of $91,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.


                                       f




(j) Total compensation of $768 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.



(k) Total compensation of $96,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.



(l)      Retired as Trustee of the Trust on August 4, 2000.



(m)      Elected by Trustees of the Liberty Funds on August 23, 2000.



(n) Does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(o)      Retired as Trustee of the Trust on April 30, 2000.



                                       g


For the fiscal year ended December 31, 1999, the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                               Total Compensation From Liberty All-Star Funds
Trustee                      For The Calendar Year Ended December 31, 1999 (l)
-------                      -------------------------------------------------
Robert J. Birnbaum(m)                             $25,000
John V. Carberry (m)(n)                             N/A
James E. Grinnell (m)                              25,000
Richard W. Lowry(m)                                25,000
William E. Mayer (m)                               25,000
John J. Neuhauser (m)                              25,000


(l) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).


(m)      Elected by the sole Trustee of Liberty Funds Trust IX on December 17,
         1998.

(n) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).


OWNERSHIP OF THE FUNDS


As of record on September 30, 2000, the Trustees and officers of the Trust as a group owned of the then outstanding Class I shares of the Fund. Certain officers and directors of the Administrator also serve as officers of the Trust.



On September 30, 2000, there were 0 Class I record holders of the Fund.






                                       h






INVESTMENT PERFORMANCE


Class A shares were formerly designated as the "Primary Class."



The Fund's Class A shares, the Fund's oldest existing class, average annual returns at April 30, 2000 are referenced below. Performance results reflect any voluntary fee waiver or expense reimbursement by the Advisor or its affiliates of Fund expenses. Absent these waivers and/or reimbursements, performance results would have been lower:


                                               Class A Shares
                                                                     10 years
                                                                     (or since
                               Six months     1 year     5 years     inception)
                               ----------     ------     -------     ----------
With sales charge of 5.75%       25.89%        0.63%     (5.46)%        7.49%
Without sales charge             33.57%        6.77%     (4.34)%        8.13%

See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN


The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.



INDEPENDENT AUDITORS


Ernst & Young, are the Fund's independent auditors, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.
KPMG LLP, were the Fund's independent auditors for the fiscal periods prior to the year ended October 31, 1999. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP, for the year ended
October 31, 1999, and KPMG LLP, for the periods prior to the year ended
October 31, 1999, given on the authority of said firms as experts in accounting and auditing.

                    STATEMENT OF ADDITIONAL INFORMATION

                                        PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII and Liberty Funds Trust IX. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE b WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.


LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,


1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated debt securities;

2. the secondary market for lower rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.


In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.


SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES


The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States.

Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)


The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES


The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS


Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES


The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES


In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.



FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.


ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.


EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.



HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.



SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.


FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


Name and Address                 Age      Position with Fund     Principal Occupation During Past Five Years
----------------                 ---      ------------------     -------------------------------------------
Tom Bleasdale                    70       Trustee                Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                         Executive Officer, Shore Bank & Trust Company from 1992
Naples, Florida  34105                                           to 1993);  Director of Empire &Co.

Lora S. Collins                  64       Trustee                Attorney (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                                   Frankel from September, 1986 to November, 1996).
Southold, NY 11971

James E. Grinnell                71       Trustee                Private Investor since November, 1988.
63 Leicester Road
Marblehead, MA 01945

Richard W. Lowry                 64       Trustee                Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

Salvatore Macera                 69       Trustee                Private Investor (formerly Executive Vice President and
26 Little Neck Lane                                              Director of Itek Corporation (electronics) from 1975 to
New Seabury, MA  02649                                           1981).

William E. Mayer*                60       Trustee                Partner, Park Avenue Equity Partners (venture capital)
500 Park Avenue, 5th Floor                                       (formerly Dean, College of Business and Management,
New York, NY 10022                                               University of Maryland from October, 1992 to November,
                                                                 1996); Director, Johns Manville; Director, Lee
                                                                 Enterprises; Director, WR Hambrecht & Co.

James L. Moody, Jr.              68       Trustee                Retired (formerly Chairman of the Board, Hannaford Bros.
16 Running Tide Road                                             Co. (food retailer) from May, 1984 to May, 1997, and
Cape Elizabeth, ME 04107                                         Chief Executive Officer, Hannaford Bros. Co. from May,
                                                                 1973 to May, 1992).

John J. Neuhauser                57       Trustee                Academic Vice President and Dean of Faculties since
84 College Road                                                  August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                     College School of Management from September, 1977 to
                                                                 September, 1999).

Joseph R. Palombo                47       Trustee                Chief Operations Officer of Mutual Funds, Liberty
                                                                 Financial Companies, Inc. since August, 2000; Executive
                                                                 Vice President and Director of the Advisor since April,
                                                                 1999; Executive Vice President and Chief Administrative
                                                                 Officer of LFG since April, 1999; Director of Stein Roe &
                                                                 Farnham Incorporated (SR&F) since September 1, 2000;
                                                                 Trustee and Chairman of the Board of the Stein Roe Mutual
                                                                 Funds since October, 2000; Manager of Stein Roe Floating Rate
                                                                 Limited Liability Company since October, 2000 (formerly Vice
                                                                 President of the Funds from April, 1999 to August, 2000
                                                                 and Chief Operating Officer, Putnam Mutual Funds from
                                                                 1994 to 1998).

Thomas E. Stitzel                64       Trustee                Business Consultant (formerly Professor of Finance from
2208 Tawny Woods Place                                           1975 to 1999 and Dean from 1977 to 1991, College of
Boise, ID  83706                                                 Business, Boise State University); Chartered Financial
                                                                 Analyst.



Anne-Lee Verville                55       Trustee                Consultant (formerly General Manager, Global Education
359 Stickney Hill Road                                           Industry from 1994 to 1997, and President, Applications
Hopkinton, NH  03229                                             Solutions Division from 1991 to 1994, IBM Corporation
                                                                 (global education and global applications)).

Stephen E. Gibson                47       President              President of the Funds since June, 1998; Chairman of the
                                                                 Board since July, 1998, Chief Executive Officer and
                                                                 President since December, 1996 and Director, since July,
                                                                 1996 of the Advisor (formerly Executive Vice President
                                                                 from July, 1996 to December, 1996); Director, Chief
                                                                 Executive Officer and President of LFG since December,
                                                                 1998 (formerly Director, Chief Executive Officer and
                                                                 President of The Colonial Group, Inc. (TCG) from
                                                                 December, 1996 to December, 1998); President of the Stein Roe
                                                                 Mutual Funds since November, 1999; Director since
                                                                 September 1, 2000, President and Vice Chairman of SR&F
                                                                 since January, 2000 (formerly Assistant Chairman from
                                                                 August, 1998 to January, 2000) (formerly Managing
                                                                 Director of Marketing of Putnam Investments, June, 1992
                                                                 to July, 1996.)

Pamela A. McGrath                46       Treasurer and          Treasurer and Chief Financial Officer of the Liberty
                                          Chief Financial        Funds since April, 2000; Treasurer of Liberty All-Star Funds since
                                          Officer                April, 2000; Treasurer and Senior Vice President of the Stein Roe
                                                                 Mutual Funds
                                                                 since May, 2000; Treasurer and Chief Financial Officer of LFG
                                                                 since December, 1999 and Senior Vice President of
                                                                 LFG since April, 2000; Chief Financial Officer,
                                                                 Treasurer and Senior Vice President of Colonial since
                                                                 December, 1999; (formerly Director of Offshore Accounting
                                                                 for Putnam Investments from May, 1998 to October, 1999;
                                                                 Managing Director of Scudder Kemper Investments from
                                                                 October, 1984 to December, 1997)

William J. Ballou                35       Secretary              Secretary of the Liberty Funds and Liberty All-Star Funds
                                                                 since October, 2000 (formerly Assistant Secretary from
                                                                 October, 1997 to October, 2000); Assistant Secretary of the Stein
                                                                 Roe Mutual Funds since May, 2000; Vice President,
                                                                 Assistant Secretary and Counsel of Colonial since
                                                                 October, 1997; Vice President and Counsel since April,
                                                                 2000, and Assistant Secretary since December, 1998 of LFG
                                                                 (formerly Associate Counsel, Massachusetts Financial Services
                                                                 Company from May, 1995 to September, 1997; Associate, Ropes
                                                                 & Gray from September, 1991 to May, 1995)


Kevin M. Carome                  44       Executive Vice         Executive Vice President of the Funds and Liberty All-Star Funds
                                          President              since October, 2000; Executive Vice President of the Stein
                                                                 Roe Mutual Funds since May, 1999 (formerly Vice President and
                                                                 Assistant Secretary); Senior Vice President, Legal since January,
                                                                 1999 of LFG; General Counsel and Secretary of Stein Roe & Farnham,
                                                                 Inc. since 1998; Associate General Counsel and Vice President of Liberty Financial Companies, Inc. through January, 1999.

Glenn M. Wolfset                 37       Controller and         Controller of the Liberty Funds since October, 2000;
                                          Chief Accounting       Senior Vice President of Colonial since March, 2000;
                                          Officer                Senior Vice President of LFG since March, 2000 (formerly
                                                                 Senior Vice President from 1999 to March, 2000 and
                                                                 Vice President from 1994 to 1999, Scudder Kemper Investments)


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor.

The business address of the officers of each fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees are divided equally among the funds.



The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 39 open-end and 5 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisors have recommended the funds to over 800,000 clients worldwide, representing more than $17 billion in assets.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND OR LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND)


Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL UTILITIES FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

         (a)      providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

         (f)      maintaining certain books and records of each fund.


With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:


         (g) Monitoring compliance by the fund with Rule 2a-7 under the (1940 Act and reporting to the Trustees from time to time with respect thereto; and


         (h)      Monitoring the investments and operations of the following
                  Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and
                  SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT


The Advisor provides pricing and bookkeeping services to each fund pursuant to a Pricing and Bookkeeping Agreement. The Advisor, in its capacity as the Administrator to each of Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Tax-Managed Aggressive Growth Fund and Liberty Newport Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other funds (except for Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund), the Advisor is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                1/12 of 0.000% of the first $50 million;
                1/12 of 0.035% of the next $950 million;
                1/12 of 0.025% of the next $1 billion;
                1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Advisor provides pricing and bookkeeping services to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund for an annual fee of $27,000, plus 0.035% of each fund's average daily net assets over $50 million.


Stein Roe & Farnham Incorporated, the investment advisor of the Municipal Money Market Portfolio, provides pricing and bookkeeping services to the Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of the Portfolio over $50 million.

PORTFOLIO TRANSACTIONS


THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL UTILITIES FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, STEIN ROE SMALL CAP TIGER FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT ASIA

PACIFIC FUND AND LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."



INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Utilities Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport Asia Pacific Fund and Liberty Tax-Managed Aggressive Growth Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.



The portfolio managers of Liberty Utilities Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.


BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT


LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.



CODE OF ETHICS



The fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.


DETERMINATION OF NET ASSET VALUE


Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Stein Roe Small Cap Tiger Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.


AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.


The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.



The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.


Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.


LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.



Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.


LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.


AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.



Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.


TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.


CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C, T and Z shares).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.


STATEMENT OF INTENT (Class A and Class T shares only).

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.


If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.


If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.





REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.



PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.



PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.



Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."


3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.


To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.



FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.


SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.



CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.



Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The Bank may charge customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.


NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES


Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.



By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.


You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.


Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS


As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.


At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.


The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.


All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.


GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                             FITCH INVESTORS SERVICE

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II
                                      1999


SOURCE                             CATEGORY                                        RETURN (%)
------                             --------                                        ----------
CREDIT SUISSE FIRST
  BOSTON:


                           First Boston High Yield Index-                                3.28
                           Global

LIPPER, INC.:

                           AMEX Composite Index P                                       27.28
                           AMEX Computer Tech IX P                                      75.02
                           AMEX Institutional IX P                                      24.46
                           AMEX Major Market IX P                                       17.76
                           Bse Sensex Index                                             63.83
                           CAC 40:FFR IX P                                              51.12
                           CD Rate 1 Month Index Tr                                      5.31
                           CD Rate 3 Month Index Tr                                      5.46
                           CD Rate 6 Month Index Tr                                      5.59
                           Consumer Price Index                                          2.99
                           Copnhgn SE:Dkr IX P                                          20.46
                           DAX:Dm IX Tr                                                 39.10
                           Domini 400 Social Index                                      24.50
                           Dow Jones 65 Comp Av P                                       11.97
                           Dow Jones Ind Average P                                      25.22
                           Dow Jones Ind Dly Reinv                                      27.21
                           Dow Jones Ind Mth Reinv                                      27.29
                           Dow Jones Trans Av P                                         -5.47
                           Dow Jones Trans Av Tr                                        -4.52
                           Dow Jones Util Av P                                          -9.27
                           Dow Jones Util Av Tr                                         -6.02
                           Ft/S&P Act Wld Ex US IX                                        N/A
                           Ft/S&P Actuaries Wld IX                                        N/A
                           FT-SE 100:Pd IX P                                            17.81
                           FT-SE Gold Mines IX                                           0.20
                           Hang Seng:Hng Kng $ IX                                       68.80
                           Jakarta Composite Index                                      70.06
                           Jasdaq Index:Yen P                                          244.48
                           Klse Composite Index                                         38.59
                           Kospi Index                                                  82.78
                           Lear High Growth Rate IX                                       N/A
                           Lear Low Priced Value IX                                       N/A
                           Lehman 1-3 Govt/Corp P                                       -2.89
                           Lehman 1-3 Govt/Corp Tr                                       3.15
                           Lehman Aggregate Bd P                                        -7.03
                           Lehman Aggregate Bd Tr                                       -0.82
                           Lehman Cp Bd Int P                                           -6.43
                           Lehman Cp Bd Int Tr                                           0.16
                           Lehman Govt Bd Int P                                         -5.36
                           Lehman Govt Bd Int Tr                                         0.49
                           Lehman Govt Bd Long P                                       -14.59
                           Lehman Govt Bd Long Tr                                       -8.73
                           Lehman Govt Bd P                                             -8.08
                           Lehman Govt Bd Tr                                            -2.23
                           Lehman Govt/Cp Bd P                                          -8.26
                           Lehman Govt/Cp Bd Tr                                         -2.15
                           Lehman Govt/Cp Int P                                         -5.70
                           Lehman Govt/Cp Int Tr                                         0.39

                           Lehman High Yield P                                          -6.64
                           Lehman High Yield Tr                                          2.39
                           Lehman Muni 10 Yr IX P                                       -6.08
                           Lehman Muni 10 Yr IX Tr                                      -1.25
                           Lehman Muni 3 Yr IX P                                        -3.36
                           Lehman Muni 3 Yr IX Tr                                        1.96
                           Lehman Muni Bond IX P                                        -7.08
                           Lehman Muni Bond IX Tr                                       -2.06
                           Lipper 1000                                                    N/A
                           Lipper Mgmt Co Price IX                                      12.57
                           Madrid SE:Pst IX P                                           16.22
                           ML 10+ Yr Treasury IX Tr                                     -8.61
                           ML 1-3 Yr Muni IX P                                          -2.72
                           ML 1-3 Yr Muni IX Tr                                          2.51
                           ML 1-3 Yr Treasury IX P                                      -2.85
                           ML 1-3 Yr Treasury IX Tr                                      3.06
                           ML 1-5 Yr Gv/Cp Bd IX P                                      -3.84
                           ML 1-5 Yr Gv/Cp Bd IX Tr                                      2.19
                           ML 15 Yr Mortgage IX P                                       -4.14
                           ML 15 Yr Mortgage IX Tr                                       2.17
                           ML 1-5 Yr Treasury IX P                                      -3.83
                           ML 1-5 Yr Treasury IX Tr                                      2.04
                           ML 3 MO T-Bill IX Tr                                          4.85
                           ML 3-5 Yr Govt IX P                                          -5.45
                           ML 3-5 Yr Govt IX Tr                                          0.32
                           ML 3-7 Yr Muni IX Tr                                          0.66
                           ML Corp Master Index P                                       -8.53
                           ML Corp Master Index Tr                                      -1.89
                           ML Glbl Govt Bond Inx P                                      -6.83
                           ML Glbl Govt Bond Inx Tr                                     -1.66
                           ML Glbl Gv Bond IX II P                                      -9.65
                           ML Glbl Gv Bond IX II Tr                                     -4.52
                           ML Global Bond Index P                                       -9.04
                           ML Global Bond Index Tr                                      -3.50
                           ML Gov Corp Master IX Tr                                     -2.05
                           ML Govt Master Index P                                       -8.02
                           ML Govt Master Index Tr                                      -2.11
                           ML Govt/Corp Master IX P                                     -8.19
                           ML High Yld Master IX P                                      -7.86
                           ML High Yld Master IX Tr                                      1.57
                           ML Master Muni IX Tr                                         -6.35
                           ML Mortgage Master IX P                                      -4.86
                           ML Mortgage Master IX Tr                                      1.61
                           ML Treasury Master IX P                                      -8.31
                           ML Treasury Master IX Tr                                     -2.38
                           MSCI AC Americas Free ID                                     22.71
                           MSCI AC Asia Fr-Ja IX GD                                     64.67
                           MSCI AC Asia Fr-Ja IX ID                                     61.95
                           MSCI AC Asia Pac - Ja GD                                     55.23
                           MSCI AC Asia Pac - Ja ID                                     52.30
                           MSCI AC Asia Pac Fr-J GD                                     49.83
                           MSCI AC Asia Pac Fr-J ID                                     46.80
                           MSCI AC Asia Pac IX GD                                       59.66
                           MSCI AC Asia Pac IX ID                                       57.86
                           MSCI AC Europe IX GD                                         17.35
                           MSCI AC Europe IX ID                                         15.22
                           MSCI AC Fe - Ja IX GD                                        67.83
                           MSCI AC Fe - Ja IX ID                                        65.24
                           MSCI AC Fe Free IX GD                                        61.81
                           MSCI AC Fe Free IX ID                                        60.29

                           MSCI AC Fe Fr-Ja IX GD                                       62.11
                           MSCI AC Fe Fr-Ja IX ID                                       59.40
                           MSCI AC Pac Fr-Jpn IX GD                                     46.89
                           MSCI AC Pac Fr-Jpn IX ID                                     43.84
                           MSCI AC World Free IX GD                                     26.82
                           MSCI AC World Fr-USA GD                                      30.91
                           MSCI AC World Fr-USA ID                                      28.80
                           MSCI AC World IX GD                                          27.31
                           MSCI AC World IX ID                                          25.49
                           MSCI AC World-USA IX GD                                      31.79
                           MSCI AC Wrld Fr-Ja IX GD                                     23.07
                           MSCI AC Wrld Fr-Ja IX ID                                     21.20
                           MSCI AC Wrld-Ja IX GD                                        23.64
                           MSCI AC Wrld-Ja IX ID                                        21.77
                           MSCI Argentina IX GD                                         34.29
                           MSCI Argentina IX ID                                         30.05
                           MSCI Australia IX GD                                         18.67
                           MSCI Australia IX ID                                         15.19
                           MSCI Australia IX ND                                         17.62
                           MSCI Austria IX GD                                           -8.66
                           MSCI Austria IX ID                                          -10.47
                           MSCI Austria IX ND                                           -9.11
                           MSCI Belgium IX GD                                          -13.75
                           MSCI Belgium IX ID                                          -15.77
                           MSCI Belgium IX ND                                          -14.26
                           MSCI Brazil IX GD                                            67.23
                           MSCI Brazil IX ID                                            61.57
                           MSCI Canada IX GD                                            54.40
                           MSCI Canada IX ID                                            51.78
                           MSCI Canada IX ND                                            53.74
                           MSCI Chile IX GD                                             39.01
                           MSCI Chile IX ID                                             36.45
                           MSCI China Dom Fr IX ID                                      31.10
                           MSCI China Free IX ID                                         9.94
                           MSCI China Non Dom IX ID                                      5.82
                           MSCI Colombia IX GD                                         -13.69
                           MSCI Colombia IX ID                                         -19.14
                           MSCI Czech Rep IX GD                                          5.35
                           MSCI Czech Rep IX ID                                          3.97
                           MSCI Denmark IX GD                                           12.47
                           MSCI Denmark IX ID                                           10.85
                           MSCI Denmark IX ND                                           12.06
                           MSCI EAFE - UK IX GD                                         31.45
                           MSCI EAFE - UK IX ID                                         29.63
                           MSCI EAFE - UK IX ND                                         31.01
                           MSCI EAFE + Canada IX GD                                     28.27
                           MSCI EAFE + Canada IX ID                                     26.22
                           MSCI EAFE + Canada IX ND                                     27.93
                           MSCI EAFE + Em IX GD                                         31.03
                           MSCI EAFE + EM IX ID                                         28.93
                           MSCI EAFE + EMF IX GD                                        30.33
                           MSCI EAFE + EMF IX ID                                        28.24
                           MSCI EAFE Fr IX ID                                           25.03
                           MSCI EAFE GDP Wt IX GD                                       31.38
                           MSCI EAFE GDP Wt IX ID                                       29.49
                           MSCI EAFE GDP Wt IX ND                                       31.00
                           MSCI EAFE IX GD                                              27.30
                           MSCI EAFE IX ID                                              25.27
                           MSCI EAFE IX ND                                              26.96
                           MSCI EASEA IX GD                                             18.12

                           MSCI EASEA IX ID                                             15.90
                           MSCI EASEA IX ND                                             17.77
                           MSCI Em Asia IX GD                                           69.73
                           MSCI Em Asia IX ID                                           67.96
                           MSCI Em Eur/Mid East GD                                      79.61
                           MSCI Em Eur/Mid East ID                                      76.67
                           MSCI Em Europe IX GD                                         83.98
                           MSCI Em Europe IX ID                                         81.28
                           MSCI Em Far East IX GD                                       67.27
                           MSCI Em Far East IX ID                                       65.67
                           MSCI Em IX GD                                                68.82
                           MSCI Em IX ID                                                66.18
                           MSCI Em Latin Am IX GD                                       65.45
                           MSCI Em Latin Am IX ID                                       61.81
                           MSCI EMF Asia IX GD                                          69.41
                           MSCI EMF Asia IX ID                                          67.65
                           MSCI EMF Far East IX GD                                      65.50
                           MSCI EMF Far East IX ID                                      63.97
                           MSCI EMF IX GD                                               66.41
                           MSCI EMF IX ID                                               63.70
                           MSCI EMF Latin Am IX GD                                      58.89
                           MSCI EMF Latin Am IX ID                                      55.48
                           MSCI Europe - UK IX GD                                       17.84
                           MSCI Europe - UK IX ID                                       16.00
                           MSCI Europe - UK IX ND                                       17.35
                           MSCI Europe GDP Wt IX ID                                     14.08
                           MSCI Europe IX GD                                            16.23
                           MSCI Europe IX ID                                            14.12
                           MSCI Europe IX ND                                            15.89
                           MSCI European Union GD                                       19.22
                           MSCI European Union ID                                       16.99
                           MSCI Far East Free IX ID                                     59.99
                           MSCI Far East IX GD                                          62.63
                           MSCI Far East IX ID                                          61.10
                           MSCI Far East IX ND                                          62.41
                           MSCI Finland IX GD                                          153.33
                           MSCI Finland IX ID                                          150.71
                           MSCI Finland IX ND                                          152.60
                           MSCI France IX GD                                            29.69
                           MSCI France IX ID                                            28.00
                           MSCI France IX ND                                            29.27
                           MSCI Germany IX GD                                           20.53
                           MSCI Germany IX ID                                           18.70
                           MSCI Germany IX ND                                           20.04
                           MSCI Greece IX GD                                            49.64
                           MSCI Greece IX ID                                            47.58
                           MSCI Hongkong IX GD                                          59.52
                           MSCI Hongkong IX ID                                          54.85
                           MSCI Hongkong IX ND                                          59.52
                           MSCI Hungary IX GD                                           11.66
                           MSCI Hungary IX ID                                           10.81
                           MSCI India IX GD                                             87.35
                           MSCI India IX ID                                             84.67
                           MSCI Indonesia IX GD                                         93.46
                           MSCI Indonesia IX ID                                         92.04
                           MSCI Ireland IX ID                                          -14.02
                           MSCI Israel Dom IX ID                                        51.10
                           MSCI Israel IX ID                                            56.29
                           MSCI Israel Non Dom Ixid                                     47.06
                           MSCI Italy IX GD                                              0.19

                           MSCI Italy IX ID                                             -1.48
                           MSCI Italy IX ND                                             -0.26
                           MSCI Japan IX GD                                             61.77
                           MSCI Japan IX ID                                             60.56
                           MSCI Japan IX ND                                             61.53
                           MSCI Jordan IX GD                                             6.26
                           MSCI Jordan IX ID                                             2.00
                           MSCI Kokusai IX GD                                           21.26
                           MSCI Kokusai IX ID                                           19.43
                           MSCI Kokusai IX ND                                           20.84
                           MSCI Korea IX GD                                             92.42
                           MSCI Korea IX ID                                             90.17
                           MSCI Luxembourg IX ID                                        50.50
                           MSCI Malaysia IX GD                                         109.92
                           MSCI Malaysia IX ID                                         107.23
                           MSCI Mexico Free IX GD                                       80.07
                           MSCI Mexico Free IX ID                                       78.50
                           MSCI Mexico IX GD                                            81.76
                           MSCI Mexico IX ID                                            80.19
                           MSCI Netherland IX GD                                         7.43
                           MSCI Netherland IX ID                                         5.25
                           MSCI Netherland IX ND                                         6.88
                           MSCI New Zealand IX GD                                       14.30
                           MSCI New Zealand IX ID                                        9.70
                           MSCI New Zealand IX ND                                       12.90
                           MSCI Nordic IX GD                                            87.75
                           MSCI Nordic IX ID                                            85.11
                           MSCI Nordic IX ND                                            87.00
                           MSCI Norway IX GD                                            32.43
                           MSCI Norway IX ID                                            29.52
                           MSCI Norway IX ND                                            31.70
                           MSCI Nth Amer IX GD                                          23.47
                           MSCI Nth Amer IX ID                                          21.91
                           MSCI Nth Amer IX ND                                          23.00
                           MSCI Pac - Japan IX GD                                       43.20
                           MSCI Pac - Japan IX ID                                       39.35
                           MSCI Pac - Japan IX ND                                       42.58
                           MSCI Pacific Free IX ID                                      55.19
                           MSCI Pacific Fr-Jpn ID                                       34.95
                           MSCI Pacific IX GD                                           57.96
                           MSCI Pacific IX ID                                           56.17
                           MSCI Pacific IX ND                                           57.63
                           MSCI Pakistan IX GD                                          49.62
                           MSCI Pakistan IX ID                                          42.24
                           MSCI Peru IX GD                                              18.86
                           MSCI Peru IX ID                                              16.34
                           MSCI Philippines Fr Ixgd                                      3.32
                           MSCI Philippines Fr Ixid                                      2.33
                           MSCI Philippines IX GD                                        8.90
                           MSCI Philippines IX ID                                        7.62
                           MSCI Portugal IX GD                                          -8.45
                           MSCI Portugal IX ID                                         -10.86
                           MSCI Russia IX GD                                           247.06
                           MSCI Russia IX ID                                           246.20
                           MSCI Sing/Mlysia IX GD                                       99.40
                           MSCI Sing/Mlysia IX ID                                       97.08
                           MSCI Sing/Mlysia IX ND                                       99.40
                           MSCI Singapore Fr IX GD                                      60.17
                           MSCI Singapore Fr IX ID                                      58.43
                           MSCI South Africa IX GD                                      57.20

                           MSCI South Africa IX ID                                      53.43
                           MSCI Spain IX GD                                              5.27
                           MSCI Spain IX ID                                              3.53
                           MSCI Spain IX ND                                              4.83
                           MSCI Sri Lanka IX GD                                         -6.27
                           MSCI Sri Lanka IX ID                                         -9.73
                           MSCI Sweden IX GD                                            80.60
                           MSCI Sweden IX ID                                            77.76
                           MSCI Sweden IX ND                                            79.74
                           MSCI Swtzrlnd IX GD                                          -6.59
                           MSCI Swtzrlnd IX ID                                          -7.81
                           MSCI Swtzrlnd IX ND                                          -7.02
                           MSCI Taiwan IX GD                                            52.71
                           MSCI Taiwan IX ID                                            51.52
                           MSCI Thailand IX GD                                          40.92
                           MSCI Thailand IX ID                                          40.49
                           MSCI Turkey IX GD                                           252.41
                           MSCI Turkey IX ID                                           244.36
                           MSCI UK IX GD                                                12.45
                           MSCI UK IX ID                                                 9.74
                           MSCI UK IX ND                                                12.45
                           MSCI USA IX GD                                               22.38
                           MSCI USA IX ID                                               20.86
                           MSCI USA IX ND                                               21.92
                           MSCI Venezuela IX GD                                          8.71
                           MSCI Venezuela IX ID                                          1.68
                           MSCI World - UK IX GD                                        26.83
                           MSCI World - UK IX ID                                        25.17
                           MSCI World - UK IX ND                                        26.38
                           MSCI World - USA IX GD                                       28.27
                           MSCI World - USA IX ID                                       26.22
                           MSCI World - USA IX ND                                       27.93
                           MSCI World GDP Wt IX ID                                      27.26
                           MSCI World IX Free ID                                        23.45
                           MSCI World IX GD                                             25.34
                           MSCI World IX ID                                             23.56
                           MSCI World IX ND                                             24.93
                           MSCI Wrld - Austrl IX GD                                     25.42
                           MSCI Wrld - Austrl IX ID                                     23.67
                           MSCI Wrld - Austrl IX ND                                     25.03
                           NASDAQ 100 IX P                                             101.95
                           NASDAQ Bank IX P                                             -7.98
                           NASDAQ Composite IX P                                        85.59
                           NASDAQ Industrial IX P                                       71.67
                           NASDAQ Insurance IX P                                         5.54
                           NASDAQ Natl Mkt Cmp IX                                       85.87
                           NASDAQ Natl Mkt Ind IX                                       72.04
                           NASDAQ Transport IX P                                         1.82
                           Nikkei 225 Avg:Yen P                                         36.79
                           NYSE Composite P                                              9.15
                           NYSE Finance IX P                                            -0.92
                           NYSE Industrials IX P                                        11.37
                           NYSE Transportation IX                                       -3.25
                           NYSE Utilities IX P                                          14.62
                           Oslo SE Tot:Fmk IX P                                         45.54
                           Philippines Composite IX                                      8.85
                           PSE Technology IX P                                         116.40
                           Russell 1000 Grow IX Tr                                      33.16
                           Russell 1000 IX P                                            19.46
                           Russell 1000 IX Tr                                           20.91

                           Russell 1000 Value IX Tr                                      7.35
                           Russell 2000 Grow IX Tr                                      43.09
                           Russell 2000 IX P                                            19.62
                           Russell 2000 IX Tr                                           21.26
                           Russell 2000 Value IX Tr                                     -1.49
                           Russell 3000 IX P                                            19.43
                           Russell 3000 IX Tr                                           20.90
                           Russell Midcap Grow IX                                       51.29
                           Russell Midcap IX Tr                                         18.23
                           Russell Midcap Value IX                                      -0.11
                           S & P 100 Index P                                            31.26
                           S & P 500 Daily Reinv                                        21.04
                           S & P 500 Index P                                            19.53
                           S & P 500 Mnthly Reinv                                       21.03
                           S & P 600 Index P                                            11.52
                           S & P 600 Index Tr                                           12.41
                           S & P Financial IX P                                          2.19
                           S & P Financial IX Tr                                         3.97
                           S & P Industrial IX Tr                                       25.87
                           S & P Industrials P                                          24.52
                           S & P Midcap 400 IX P                                        13.35
                           S & P Midcap 400 IX Tr                                       14.72
                           S & P Transport Index P                                     -10.69
                           S & P Transport IX Tr                                        -9.32
                           S & P Utility Index P                                       -12.48
                           S & P Utility Index Tr                                       -8.88
                           S & P/Barra Growth IX Tr                                     27.98
                           S & P/Barra Value IX Tr                                      12.72
                           SB Cr-Hdg Nn-US Wd IX Tr                                      2.88
                           SB Cr-Hdg Wd Gv Bd IX Tr                                      1.31
                           SB Non-US Wd Gv Bd IX Tr                                     -5.07
                           SB Wd Gv Bd:Austrl IX Tr                                      4.07
                           SB Wd Gv Bd:Germny IX Tr                                    -16.42
                           SB Wd Gv Bd:Japan IX Tr                                      15.53
                           SB Wd Gv Bd:UK IX Tr                                         -4.30
                           SB Wd Gv Bd:US IX Tr                                         -2.45
                           SB World Govt Bond IX Tr                                     -4.27
                           SB World Money Mkt IX Tr                                      0.39
                           Straits Times Index                                          77.54
                           Swiss Perf:Sfr IX Tr                                         11.69
                           Taiwan SE:T$ IX P                                            42.86
                           T-Bill 1 Year Index Tr                                        4.91
                           T-Bill 3 Month Index Tr                                       4.74
                           T-Bill 6 Month Index Tr                                       4.85
                           Thailand Set Index                                           35.44
                           Tokyo 2nd Sct:Yen IX P                                      121.27
                           Tokyo Se(Topix):Yen IX                                       58.44
                           Toronto 300:C$ IX P                                          29.72
                           Toronto SE 35:C$ IX P                                        36.42
                           Value Line Cmp IX-Arth                                       10.56
                           Value Line Cmp IX-Geom                                       -1.40
                           Value Line Industrl IX                                       -0.05
                           Value Line Railroad IX                                       -9.93
                           Value Line Utilties IX                                       -7.10
                           Lipper CE Pac Ex Jpn IX                                      73.32
                           Lipper Pac Ex-Jpn Fd IX                                      74.88

THE NATIONAL ASSOCIATION
  OF REAL ESTATE
  INVESTMENT TRUST::

                           Real Estate Investment Trust Index                           -4.62


SALOMON SMITH BARNEY WGBI MARKET SECTORS:                        LOCAL CURRENCY        U.S. DOLLARS
-----------------------------------------                        --------------        ------------
U.S. Government (Sovereign)                                            -2.45               -2.45
United Kingdom (Sovereign)                                             -1.20               -4.3
France (Sovereign)                                                     -2.95              -17.16
Germany (Sovereign)                                                    -2.08              -16.42
Japan (Sovereign)                                                       4.83               15.53
Canada (Sovereign)                                                     -1.46                4.29



Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.



*in U.S. currency

PART C         OTHER INFORMATION

Liberty Special Fund (LSF)
(formerly, The Crabbe Huson Special Fund)

Liberty Select Value Fund (LSVF)
(formerly, Colonial Select Value Fund)

Item 23. Exhibits:

(a)(1)   Amendment No. 3 to the Agreement and Declaration of Trust (2)

(a)(2)   Amendment No. 4 to the Agreement and Declaration of Trust (5)

(a)(3)   Amendment No. 5 to the Agreement and Declaration of Trust (7)

(b)      Amended By-Laws (7)

(c)      Form of Specimen of share certificate - filed as Exhibit 4 in Part C,
         Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(d)(1)   Form of Management Agreement (TLF) (1)

(d)(2)   Form of Management Agreement (LSVF) (6)

(e)(1) Distribution Agreement - filed as Exhibit (e)(1) in Part C, Item 23 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(2) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C,
         Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(3)   12b-1 Plan Implementing Agreement - filed as Exhibit (e)(4) in Part C,
         Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on From N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(4) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit
         (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on From N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(e)(5) Form of Selling Agreement with Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-15184 and 811-881), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration

         Statement

(e)(6)   Form of Asset Retention Agreement - filed as Exhibit 6(d) in Part C,
         Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(f)      Not Applicable

(g)(1)   Global Custody Agreement with The Chase Manhattan Bank - filed as
         Exhibit 8 in Part C, Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 24, 1997 and is hereby incorporated by reference and made a part of this Registration Statement

(g)(2) Amendment No. 13 to Appendix A of Global Custody Agreement with The Chase Manhattan Bank - filed as Exhibit (g)(2) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41291 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(g)(3)   Form of Custody Agreement with State Street Bank and Trust Company(4)

(h)(1) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Liberty Funds Services, Inc. - filed as
         Exhibit 9.(b) in Part C, Item 24(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(2) Amendment No. 18 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 62 to the Registration Statement on From N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000, and hereby incorporated by reference and made a part of this Registration Statement

(h)(3) Amendment No. 23 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on From N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(4) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. - filed as Exhibit 9(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(5) Amendment to Appendix I of Pricing and Bookkeeping Agreement - filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(6)   Form of Agreement and Plan of Reorganization (LSVF) (2)

(h)(7)   Amended and Restated Credit Agreement with Bank of America(7)

(h)(8) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(7) in Part C,
         Item 23 of Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(h)(9)   Agreement and Plan of Reorganization (LSF) (5)

(i)      Opinion and Consent of Counsel (8)

(j)(1)   Consent of Independent Auditors (LSF)

(j)(2)   Consent of Independent Accountants (LSVF)

(k)      Not Applicable

(l)      Not Applicable

(m) Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Trust I (File Nos. 811-2214 and 2-41251), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(n)      Not Applicable

(o)      Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940
         - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on From N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(p)(1) Code of Ethics of the Liberty Financial Companies, Inc., - filed in Part C, Item 23 of Post-Effective Amendment No. 27 to the Registration Statement of Liberty Funds Trust V, (File Nos. 33-12109 and 811-5030), filed with the Commission on or about August 31, 2000, and is hereby incorporated and made a part of this Registration Statement


Power of Attorney for each of Tom Bleasdale, Lora S. Collins, James E. Grinnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John
J. Neuhauser, Thomas E. Stitzel, and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 62 to the Registration Statement of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214) filed with the Commission on or about May 17, 2000, and is hereby incorporated and made a part of this Registration Statement

Power of Attorney for: Joseph R. Palombo - filed in Part C, Item 23 of Post-Effective Amendment No. 27 to the Registration Statement of Liberty Funds Trust V (File Nos. 33-12109 and 811-2214) filed with the Commission on or about August 31, 2000, and is hereby incorporated and made a part of this Registration Statement

(1) Incorporated by reference to Post-Effective Amendment No. 94 to Form N-1A filed on or about July 28, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 97 to Form N-1A filed on or about February 13, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 101 to Form N-1A filed on or about July 24, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 103 to Form N-1A filed on or about October 19, 1998

(5) Incorporated by reference to Post-Effective Amendment No. 104 to Form N-1A filed on or about October 30, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 107 to Form N-1A filed on or about December 31, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 110 to Form N-1A filed on or about August 12, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 113 to Form N-1A filed on or about February 17, 2000.

(9) Incorporated by reference to Post-Effective Amendment No. 115 to Form N-1A filed on or about October 4, 2000.

Item 24. Persons Controlled by or under Common Group Control with Registrant

         None

Item 25. Indemnification

         See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.

Item 26. Business and Other Connections of Investment Adviser

         The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):

Registrant's investment advisor,  Colonial  Management
Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 1999, CASI had four institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $704 million. As of the end of the fiscal year, December 31, 1999, Colonial was the investment advisor, sub-advisor and/or administrator to 71 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $18,589.50 million. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 10/31/00.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------
Ballou, William J.                 V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Barron, Suzan M.                   V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Barsketis, Ophelia L.              Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Newport Fund Management, Inc.             Managing Director

Berliant, Allan H.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Boatman, Bonny E.                  Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Carome, Kevin M.                   Senior V.P., IPC Mbr.        Liberty Funds Trust I through IX          Exec. V.P.
                                                                Colonial High Income Municipal Trust      Exec. V.P.
                                                                Colonial InterMarket Income Trust I       Exec. V.P.
                                                                Colonial Intermediate High Income Fund    Exec. V.P.
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Exec. V.P.
                                                                Colonial Municipal Income Trust           Exec. V.P.
                                                                Liberty All-Star Equity Fund              Exec. V.P.
                                                                Liberty All-Star Growth Fund, Inc.        Exec. V.P.
                                                                Colonial Insured Municipal Fund           Exec. V.P.
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Exec. V.P.
                                                                Colonial New York Insured Municipal Fund  Exec. V.P.
                                                                Liberty Floating Rate Advantage Fund      Exec. V.P.
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   Sr. V.P., General Counsel
                                                                Stein Roe & Farnham Incorporated          General Counsel, Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Exec. V.P.
                                                                Liberty-Stein Roe Funds Income Trust      Exec. V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Exec. V.P.
                                                                Liberty-Stein Roe Funds Trust             Exec. V.P.
                                                                Liberty-Stein Roe Funds Municipal Trust   Exec. V.P.
                                                                Liberty-Stein Roe Advisor Trust           Exec. V.P.
                                                                SR&F Base Trust                           Exec. V.P.
                                                                SteinRoe Variable Investment Trust        Exec. V.P.
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Exec. V.P., Asst. Sec.
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Exec. V.P., Asst. Sec.
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Exec. V.P., Asst. Sec.

Daniszewski, Joseph J.             V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

DerSarkisian, Peter                V.P.                         Liberty Funds Group LLC                   V.P.

DiSilva-Begley, Linda              V.P., IPC Mbr.               Colonial Advisory Services, Inc.          Compliance Officer
                                                                Liberty Funds Group LLC                   V.P.

Ericson, Carl C.                   Senior V.P., IPC Mbr.        Colonial Intermediate High Income Fund    V.P.
                                                                Colonial Advisory Services, Inc.          President, CEO and CIO
                                                                Liberty Funds Group LLC                   Senior V.P.

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Franklin, Fred J.                  Senior V.P., IPC Mbr.        AlphaTrade Inc.                           President
                                                                Liberty Financial Companies, Inc.         Chief Compl. Ofcr, V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  V.P.
                                                                SteinRoe Variable Investment Trust        V.P.

Gibson, Stephen E.                 Dir., Pres., CEO, Chairman   Liberty Funds Group LLC                   Dir., Pres., CEO, Exec.
                                   of the Board                                                           Cmte. Mbr., Chairman
                                                                Liberty Funds Distributor, Inc.           Director, Chairman
                                                                Colonial Advisory Services, Inc.          Director, Chairman
                                                                Liberty Funds Services, Inc.              Director, Chairman
                                                                AlphaTrade Inc.                           Director
                                                                Liberty Funds Trust I through VIII        President
                                                                Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Stein Roe & Farnham Incorporated          Vice Chairman, Pres., Dir.
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Liberty Investment Grade Bond Fund        President
                                                                SteinRoe Services, Inc.                   Director

Hansen, Loren A.                   Senior V.P., IPC Mbr.        Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  Executive V.P.
                                                                Liberty-Stein Roe Funds Income Trust      Executive V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Executive V.P.
                                                                Liberty-Stein Roe Funds Trust             Executive V.P.
                                                                Liberty-Stein Roe Funds Municipal Trust   Executive V.P.
                                                                Liberty-Stein Roe Advisor Trust           Executive V.P.
                                                                SR&F Base Trust                           Executive V.P.
                                                                SteinRoe Variable Investment Trust        Executive V.P.
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Executive V.P.
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Executive V.P.
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Hartford, Brian                    Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.
                                                                SteinRoe Variable Investment Trust        V.P.

Hounsell, Clare F.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Iudice, Philip J., Jr.             V.P., Controller, Asst.      Liberty Funds Group LLC                   Controller, CAO, Asst.
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          Controller, Asst. Treas.
                                                                AlphaTrade Inc.                           CFO, Treasurer

Jansen, Deborah A.                 Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Newport Fund Management, Inc.             V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty-Stein Roe Funds Income Trust      V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                V.P.
                                                                Liberty-Stein Roe Funds Trust             V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.

Knudsen, Gail E.                   V.P.                         Liberty Funds Trust I through IX          Asst. Treasurer
                                                                Colonial High Income Municipal Trust      Asst. Treasurer
                                                                Colonial InterMarket Income Trust I       Asst. Treasurer
                                                                Colonial Intermediate High Income Fund    Asst. Treasurer
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Treasurer
                                                                Colonial Municipal Income Trust           Asst. Treasurer
                                                                Liberty Variable Investment Trust         Asst. Treasurer
                                                                Liberty All-Star Equity Fund              Asst. Treasurer
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Treasurer
                                                                Colonial Insured Municipal Fund           Asst. Treasurer
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Treasurer
                                                                Colonial New York Insured Municipal Fund  Asst. Treasurer
                                                                Liberty Floating Rate Advantage Fund      Asst. Treasurer
                                                                Liberty-Stein Roe Funds Investment Trust  V.P., Treasurer
                                                                Liberty-Stein Roe Funds Income Trust      V.P., Treasurer
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                V.P., Treasurer
                                                                Liberty-Stein Roe Funds Trust             V.P., Treasurer
                                                                Liberty-Stein Roe Funds Municipal Trust   V.P., Treasurer
                                                                Liberty-Stein Roe Advisor Trust           V.P., Treasurer
                                                                SR&F Base Trust                           V.P., Treasurer
                                                                SteinRoe Variable Investment Trust        V.P., Treasurer
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 V.P., Treasurer
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     V.P., Treasurer
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    V.P., Treasurer
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty Investment Grade Bond Fund        Asst. Treasurer

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lasman, Gary                       V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Lenzi, Sharon                      Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Loring, William C., Jr.            Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Marcus, Harold                     V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

McGrath, Pamela A.                 Senior V.P., CFO, Treasurer  Liberty Funds Group LLC                   Sr. V.P., CFO, Treasurer
                                                                Liberty Funds Trust I through VIII        CFO, Treasurer
                                                                Liberty Funds Trust IX                    Treasurer
                                                                Colonial High Income Municipal Trust      CFO, Treasurer
                                                                Colonial InterMarket Income Trust I       CFO, Treasurer
                                                                Colonial Intermediate High Income Fund    CFO, Treasurer
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                CFO, Treasurer
                                                                Colonial Municipal Income Trust           CFO, Treasurer
                                                                AlphaTrade Inc.                           Asst. Treasurer
                                                                Liberty Variable Investment Trust         CFO, Treasurer
                                                                Liberty All-Star Equity Fund              Treasurer
                                                                Liberty All-Star Growth Fund, Inc.        Treasurer
                                                                Colonial Insured Municipal Fund           CFO, Treasurer
                                                                Colonial California Insured Municipal
                                                                     Fund                                 CFO, Treasurer
                                                                Colonial New York Insured Municipal Fund  CFO, Treasurer
                                                                Liberty Floating Rate Advantage Fund      CFO, Treasurer
                                                                Liberty-Stein Roe Funds Investment Trust  Senior V.P., Treasurer
                                                                Liberty-Stein Roe Funds Income Trust      Senior V.P., Treasurer
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Senior V.P., Treasurer
                                                                Liberty-Stein Roe Funds Trust             Senior V.P., Treasurer
                                                                Liberty-Stein Roe Funds Municipal Trust   Senior V.P., Treasurer
                                                                Liberty-Stein Roe Advisor Trust           Senior V.P., Treasurer
                                                                SR&F Base Trust                           Senior V.P., Treasurer
                                                                SteinRoe Variable Investment Trust        Senior V.P., Treasurer
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Senior V.P., Treasurer
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Senior V.P., Treasurer
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Senior V.P., Treasurer
                                                                Liberty Investment Grade Bond Fund        CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          CFO, Treasurer

Michelini, Peter                   V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty-Stein Roe Funds Municipal Trust   V.P.
                                                                Liberty-Stein Roe Advisor Trust           V.P.
                                                                SR&F Base Trust                           V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David                     Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P.             Colonial Advisory Services, Inc.          Director
                                                                Colonial High Income Municipal Trust      Trustee
                                                                Colonial InterMarket Income Trust I       Trustee
                                                                Colonial Intermediate High Income Fund    Trustee
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee
                                                                Colonial Municipal Income Trust           Trustee
                                                                Liberty Funds Trust I through VIII        Trustee
                                                                Liberty Funds Trust IX                    V.P.
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., Director
                                                                Liberty Variable Investment Trust         Trustee
                                                                Liberty All-Star Equity Fund              V.P.
                                                                Liberty All-Star Growth Fund, Inc.        V.P.
                                                                Colonial Insured Municipal Fund           Trustee
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee
                                                                Colonial New York Insured Municipal Fund  Trustee
                                                                Liberty Floating Rate Advantage Fund      Trustee
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee & Chairman
                                                                Liberty-Stein Roe Funds Income Trust      Trustee & Chairman
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee & Chairman
                                                                Liberty-Stein Roe Funds Trust             Trustee & Chairman
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee & Chairman
                                                                Liberty-Stein Roe Advisor Trust           Trustee & Chairman
                                                                SR&F Base Trust                           Trustee & Chairman
                                                                SteinRoe Variable Investment Trust        Trustee & Chairman
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Trustee & Chairman
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee & Chairman
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Executive V.P.

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through IX          Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty-Stein Roe Advisor Floating Rate
                                                                     Fund                                 Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Investment Grade Bond Fund        Asst. Secretary

Pope, David                        V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Ratcliff, Lester                   V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Shields, Yvonne B.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Smith, Craig                       V.P.                         Liberty Funds Group LLC                   V.P.

Spanos, Gregory J.                 Senior V.P.                  Colonial Advisory Services, Inc.          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.

Thomas, Ronald                     V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

White, John                        V.P.                         Liberty Funds Group LLC                   V.P.

Wolfset, Glenn M.                  Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty Funds Trust I through IX          Controller & CAO
                                                                Colonial High Income Municipal Trust      Controller & CAO
                                                                Colonial InterMarket Income Trust I       Controller & CAO
                                                                Colonial Intermediate High Income Fund    Controller & CAO
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Controller & CAO
                                                                Colonial Municipal Income Trust           Controller & CAO
                                                                Liberty Variable Investment Trust         Controller & CAO
                                                                Liberty All-Star Equity Fund              Controller & CAO
                                                                Liberty All-Star Growth Fund, Inc.        Controller & CAO
                                                                Colonial Insured Municipal Fund           Controller & CAO
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Controller & CAO
                                                                Colonial New York Insured Municipal Fund  Controller & CAO
                                                                Liberty Floating Rate Advantage Fund      Controller & CAO

------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.

Item 26. Business and Other Connections of Investment Adviser

         The business and other connections of the officers, directors of the Registrant's investment advisor, Crabbe Huson Group, Inc., are listed on the Form ADV of Crabbe Huson Group, Inc. as currently on file with the Commission (File No. 801-15154), the text of which is incorporated herein by reference: (a) Items 1 and 2 of Part 2, and (b) Section 6, Business Background of each Schedule D.


Item 27. Principal Underwriter

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust IX, Liberty Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Stein Roe Investment Trust, Stein Roe Floating Rate Income Fund, Stein Roe Institutional Floating Rate Income Fund,
      SteinRoe Variable Investment Trust and Stein Roe Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Anderson, Judith       V.P.                  None


Babbitt, Debra         V.P. and              None
                       Comp. Officer

Bartlett, John         Managing Director     None

Bertrand, Thomas       V.P.                  None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            V.P.                  None

Burtman, Tracy         V.P.                  None

Carroll, Sean          V.P.                  None

Campbell, Patrick      V.P.                  None

Chrzanowski, Daniel    V.P.                  None

Clapp, Elizabeth A.    Managing Director     None

Claiborne, Doug        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Downey, Christopher    V.P.                  None

Dupree, Robert         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fifield, Robert        V.P.                  None

Fisher, James          V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrington, Tom        Sr. V.P.              None

Hartnett, Kelly        V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Huennekens, James      V.P.                  None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Ives, Curt             V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Kelson, Jr., David     V.P.                  None

Lewis, Blair           V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Donnell, John        V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director              Trustee and
                                             Chairman of the Board

Perullo, Deborah       V.P.                  None

Piken, Keith           Sr. V.P.              None

Place, Jeffrey         Managing Director     None

Powell, Douglas        V.P.                  None

Raftery-Arpino, Linda  Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      V.P.                  None

Sinatra, Peter         V.P.                  None

Smith, Darren          V.P.                  None

Soester, Trisha        V.P.                  None

Studer, Eric           V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President     None

Tasiopoulos, Lou       Co-President          None

Torrisi, Susan         V.P.                  None

Vail, Norman           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28. Location of Accounts and Records

         Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodians, The Chase Manhattan Bank (Chase) and State Street Bank (State Street). The address for each person except the Registrant's custodians is One Financial Center, Boston, MA 02111. The address for Chase is 270 Park Avenue, New York, NY 10017-2070. The address for State Street is 225 Franklin Street, Boston, MA 02110.


Item 29. Management Services

         See Item 5, Part B

Item 30. Undertakings

         Not Applicable

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of LIBERTY FUNDS Trust III is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 116 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 57 under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 31st day of October, 2000.

                                          LIBERTY FUNDS TRUST III



                                          By: /s/STEPHEN E. GIBSON
                                              ----------------------
                                              Stephen E. Gibson
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                  TITLE                      DATE
----------                  -----                      ----




/S/STEPHEN E. GIBSON        President (chief           October 31, 2000
--------------------        executive officer)
Stephen E. Gibson




/S/PAMELA A. MCGRATH        Treasurer and Chief        October 31, 2000
--------------------        Financial Officer (principal
Pamela A. McGrath            financial officer)


/S/ GLENN M. WOLFSET       Controller and Chief          October 31, 2000
--------------------
    Glenn M. Wolfset       Accounting Officer (principal
                           accounting officer)

TOM BLEASDALE*              Trustee
--------------
Tom Bleasdale


LORA S. COLLINS*            Trustee
---------------
Lora S. Collins


JAMES E. GRINNELL*          Trustee
-----------------
James E. Grinnell


RICHARD W. LOWRY*           Trustee                      */s/ WILLIAM J. BALLOU
----------------                                         ----------------------
Richard W. Lowry                                              William J. Ballou
                                                              Attorney-in-fact
                                                              For each Trustee
SALVATORE MACERA*           Trustee                           October 31, 2000
----------------
Salvatore Macera


WILLIAM E. MAYER*           Trustee
----------------
William E. Mayer


JAMES L. MOODY, JR. *       Trustee
-------------------
James L. Moody, Jr.


JOHN J. NEUHAUSER*          Trustee
-----------------
John J. Neuhauser

JOSEPH R. PALOMBO*          Trustee
-----------------
Joseph R. Palombo


THOMAS E. STITZEL*          Trustee
-----------------
Thomas E. Stitzel


ANNE-LEE VERVILLE*          Trustee
-----------------
Anne-Lee Verville

                                  EXHIBIT INDEX

Exhibit

(j)(1)   Consent of Independent Auditors (LSF)

(j)(2)   Consent of Independent Accountants (LSVF)